                                                                    EXHIBIT 10.1


















                             FIRST INDUSTRIAL, L.P.

                           SIXTH AMENDED AND RESTATED

                         LIMITED PARTNERSHIP AGREEMENT


























         THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO A REGISTRATION OR EXEMPTION THEREFROM.



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                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
ARTICLE I - INTERPRETIVE PROVISIONS
   Section 1.1        Certain Definitions .................................. 1
   Section 1.2        Rules of Construction ................................12

ARTICLE II - CONTINUATION
   Section 2.1        Continuation .........................................13
   Section 2.2        Name .................................................13
   Section 2.3        Place of Business; Registered Agent ..................14

ARTICLE III - BUSINESS PURPOSE
   Section 3.1        Business .............................................14
   Section 3.2        Authorized Activities ................................14

ARTICLE IV - CAPITAL CONTRIBUTIONS
   Section 4.1        Capital Contributions ................................14
   Section 4.2        Additional Partnership Interests .....................15
   Section 4.3        No Third Party Beneficiaries .........................15
   Section 4.4        Capital Accounts .....................................15
   Section 4.5        Return of Capital Account; Interest ..................17
   Section 4.6        Preemptive Rights ....................................17
   Section 4.7        REIT Share Purchases .................................17

ARTICLE V - ALLOCATIONS AND DISTRIBUTIONS
   Section 5.1        Limited Liability ....................................17
   Section 5.2        Profits, Losses and Distributive Shares ..............18
   Section 5.3        Distributions ........................................23
   Section 5.4        Distribution upon Redemption..........................24
   Section 5.5        Distributions upon Liquidation .......................24
   Section 5.6        Amounts Withheld .....................................24

ARTICLE VI - PARTNERSHIP MANAGEMENT
   Section 6.1        Management and Control of Partnership Business........25
   Section 6.2        No Management by Limited Partners; Limitation
                      of Liability .........................................25
   Section 6.3        Limitations on Partners ..............................26
   Section 6.4        Business with Affiliates .............................26
   Section 6.5        Compensation; Reimbursement of Expenses ..............26
   Section 6.6        Liability for Acts and Omissions .....................27
   Section 6.7        Indemnification ......................................27

ARTICLE VII - ADMINISTRATIVE, FINANCIAL AND TAX MATTERS
   Section 7.1        Books and Records ....................................28
   Section 7.2        Annual Audit and Accounting ..........................28
   Section 7.3        Partnership Funds ....................................28
   Section 7.4        Reports and Notices ..................................28



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                                                                           Page
                                                                           ----
   Section 7.5        Tax Matters ..........................................29
   Section 7.6        Withholding ..........................................29

ARTICLE VIII - TRANSFER OF PARTNERSHIP INTERESTS; ADMISSIONS
               OF PARTNERS
   Section 8.1        Transfer by General Partner ..........................30
   Section 8.2        Obligations of a Prior General Partner ...............30
   Section 8.3        Successor General Partner ............................30
   Section 8.4        Restrictions on Transfer and Withdrawal by Limited
                      Partner ..............................................30
   Section 8.5        Substituted Limited Partner ..........................31
   Section 8.6        Timing and Effect of Transfers .......................32
   Section 8.7        Additional Limited Partners ..........................32
   Section 8.8        Amendment of Agreement and Certificate ...............32

ARTICLE IX - REDEMPTION
   Section 9.1        Right of Redemption ..................................32
   Section 9.2        Timing of Redemption .................................33
   Section 9.3        Redemption Price .....................................33
   Section 9.4        Assumption of Redemption Obligation ..................34
   Section 9.5        Further Assurances; Certain Representations ..........34
   Section 9.6        Effect of Redemption .................................34
   Section 9.7        Registration Rights ..................................34

ARTICLE X - DISSOLUTION AND LIQUIDATION
   Section 10.1       Term and Dissolution .................................35
   Section 10.2       Liquidation of Partnership Assets ....................35
   Section 10.3       Effect of Treasury Regulations .......................36
   Section 10.4       Time for Winding-Up ..................................37

ARTICLE XI - AMENDMENTS AND MEETINGS
   Section 11.1       Amendment Procedure ..................................37
   Section 11.2       Meetings and Voting ..................................38
   Section 11.3       Voting of LB Units....................................38

ARTICLE XII - MISCELLANEOUS PROVISIONS
   Section 12.1       Title to Property ....................................38
   Section 12.2       Other Activities of Limited Partners .................38
   Section 12.3       Power of Attorney ....................................39
   Section 12.4       Notices ..............................................40
   Section 12.5       Further Assurances ...................................40
   Section 12.6       Titles and Captions ..................................40
   Section 12.7       Applicable Law .......................................40
   Section 12.8       Binding Agreement ....................................40
   Section 12.9       Waiver of Partition ..................................40
   Section 12.10      Counterparts and Effectiveness .......................40
   Section 12.11      Survival of Representations ..........................40
   Section 12.12      Entire Agreement .....................................41



                                      -ii-

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   Exhibit 1A    -     First Highland Partners
   Exhibit 1B    -     Schedule of Partners
   Exhibit 1C    -     LB Partners
   Exhibit 1D    -     Contributor Partners
   Exhibit 2     -     Form of Redemption Notice
   Exhibit 3     -     Form of Registration Rights Agreement

                             FIRST INDUSTRIAL, L.P.

                           SIXTH AMENDED AND RESTATED

                          LIMITED PARTNERSHIP AGREEMENT


     The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act, does hereby amend and restate the Fifth Amended and Restated Partnership Agreement (as described below) this 18th day of March 1998 as follows:

                                R E C I T A L S:

     A. The Partnership was formed pursuant to a Certificate of Limited Partnership filed on November 23, 1993 with the Secretary of State of the State of Delaware under the name "ProVest, L.P." and a Limited Partnership Agreement dated November 23, 1993 (the "Original Partnership Agreement").

     B. The Original Partnership Agreement was amended and restated as of January 28, 1994 (such amended and restated partnership agreement, the "Prior Partnership Agreement").

     C. A Second Amended and Restated Limited Partnership Agreement was executed as of June 30, 1994, a Third Amended and Restated Partnership Agreement was executed as of May 14, 1997, a Fourth Amended and Restated Partnership Agreement was executed as of June 6, 1997 and a Fifth Amended and Restated Partnership Agreement was executed as of February 4, 1998 (the "Fifth Partnership Agreement").

     D. The General Partner desires to amend and restate the Fifth Partnership Agreement to (i) reflect the interests granted to the Class E Limited Partner (as hereinafter defined) and (ii) set forth the understandings and agreements, including certain rights and obligations, among the Partners (as hereinafter defined) with respect to the Partnership.


--------------------------------------------------------------------------------
                       ARTICLE I - INTERPRETIVE PROVISIONS
--------------------------------------------------------------------------------

         SECTION 1.1 CERTAIN DEFINITIONS. The following terms have the definitions hereinafter indicated whenever used in this Agreement with initial capital letters:

         ACT: The Delaware Revised Uniform Limited Partnership Act, Sections 17-101 to 17-1109 of the Delaware Code Annotated, Title 6, as amended from time to time.

         ADDITIONAL LIMITED PARTNER: A Person admitted to the Partnership as a Limited Partner in accordance with Section 8.7 hereof and who is shown as such on the books and records of the Partnership.

         ADJUSTED CAPITAL ACCOUNT: With respect to any Partner, such Partner's Capital Account maintained in accordance with Section 4.4 hereof, as of the end of the relevant Fiscal Year of the Partnership, after giving effect to the following adjustments:

         (A) Credit to such Capital Account such Partner's share of Partnership Minimum Gain determined in accordance with Treasury Regulations Section 1.704-2(g)(1) and such Partner's share of Partner Minimum Gain determined in accordance with Treasury Regulations Section 1.704-2(i)(5).

         (B) Debit to such Capital Account the items described in Treasury Regulations Section 1.704- 1(b)(2)(ii)(d)(4), (5) and (6).

         The foregoing definition of "Adjusted Capital Account" is intended to comply with the provisions of Treasury Regulations Sections 1.704-1(b)(2)(ii) and 1.704-2 and shall be interpreted consistently therewith.

         ADJUSTED CAPITAL ACCOUNT DEFICIT: With respect to any Partner, the deficit balance, if any, in that Partner's Adjusted Capital Account as of the end of the relevant Fiscal Year of the Partnership.

         AFFILIATE: With respect to any referenced Person, (i) a member of such Person's immediate family; (ii) any Person who directly or indirectly owns, controls or holds the power to vote ten percent (10%) or more of the outstanding voting securities of the Person in question; (iii) any Person ten percent (10%) or more of whose outstanding securities are directly or indirectly owned, controlled, or held with power to vote by the Person in question; (iv) any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with the Person in question; (v) if the Person in question is a corporation, any executive officer or director of such Person or of any corporation directly or indirectly controlling such Person; and (vi) if the Person in question is a partnership, any general partner of the partnership or any limited partner owning or controlling ten percent (10%) or more of either the capital or profits interest in such partnership. As used herein, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

         AGGREGATE PROTECTED AMOUNT: With respect to the Contributor Partners, as a group, the aggregate balances of the Protected Amounts, if any, of the Contributor Partners, as determined on the date in question.

         AGREED VALUE: In the case of any (i) Contributed Property acquired pursuant to a Contribution Agreement, the value of such Contributed Property as set forth in such Contribution Agreement or, if no such value is set forth for such Contributed Property, the portion of the consideration provided for under such Contribution Agreement allocable to such Contributed Property, as determined by the General Partner in its reasonable discretion, (ii) Contributed Property acquired other than pursuant to a Contribution Agreement, the fair market value of such property at the time of contribution, as determined by the General Partner using such method of valuation as it may adopt in its reasonable discretion and (iii) property distributed to a Partner by the Partnership, the Partnership's Book Value of such property at the time such property is distributed without taking into account, in the case of each of (i), (ii) and
(iii), the amount of any related indebtedness assumed by the Partnership (or the Partner in the case of clause (iii)) or to which the Contributed Property (or distributed property in the case of clause (iii)) is taken subject.

         AGREEMENT: This Sixth Amended and Restated Limited Partnership Agreement and all Exhibits attached hereto, as the same may be amended or restated and in effect from time to time.

         ASSIGNEE: Any Person to whom one or more Partnership Units have been Transferred as permitted under this Agreement but who has not become a Substituted Limited Partner in accordance with the provisions hereof.

         BANKRUPTCY: Either (i) a referenced Person's making an assignment for the benefit of creditors, (ii) the filing by a referenced Person of a voluntary petition in bankruptcy, (iii) a referenced Person's being adjudged insolvent or having entered against him an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by a referenced Person of an answer seeking any reorganization, composition, readjustment, liquidation, dissolution, or similar relief under any law or regulation, (v) the filing by a referenced Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of reorganization, composition, readjustment, liquidation, dissolution, or for similar relief under any statute, law or regulation or (vi) a referenced Person's seeking, consenting to, or acquiescing in the appointment of a trustee, receiver or liquidator for all or substantially all of his property (or court appointment of such trustee, receiver or liquidator).

         BOOK-TAX DISPARITY: With respect to any item of Contributed Property, or property the Book Value of which has been adjusted in accordance with Section 4.4(D), as of the date of determination, the difference between the Book Value of such property and the adjusted basis of such property for federal income tax purposes.

         BOOK VALUE: With respect to any Contributed Property, the Agreed Value of such property reduced (but not below zero) by all Depreciation with respect to such property properly charged to the Partners' Capital Accounts, and with respect to any other asset, the asset's adjusted basis for federal income tax purposes; provided, however, (a) the Book Value of all Partnership Assets shall be adjusted in the event of a revaluation of Partnership Assets in accordance with Section 4.4(D) hereof, (b) the Book Value of any Partnership Asset distributed to any Partner shall be the fair market value of such asset on the date of distribution as determined by the General Partner and (c) such Book Value shall be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

         CAPITAL ACCOUNT: The account maintained by the Partnership for each Partner described in Section 4.4 hereof.

         CAPITAL CONTRIBUTION: The total amount of cash or cash equivalents and the Agreed Value (reduced to take into account the amount of any related indebtedness assumed by the Partnership, or to which the Contributed Property is subject) of Contributed Property which a Partner contributes or is deemed to contribute to the Partnership pursuant to the terms of this Agreement.

         CASH PAYMENT: The payment to a Redeeming Party of a cash amount determined by multiplying (i) the number of Partnership Units tendered for redemption by such Redeeming Party pursuant to a validly proffered Redemption Notice by (ii) the Unit Value on the date the Redemption Notice is received by the General Partner.

         CERTIFICATE: The Partnership's Certificate of Limited Partnership filed in the office of the Secretary of State of the State of Delaware, as amended from time to time.

         CLASS B DEEMED ORIGINAL ISSUE DATE: (i) in the case of any Class B Unit which is part of the first issuance of such units or part of a subsequent issuance of such units prior to July 1, 1997, the date of such first issuance and (ii) in the case of any such unit which is part of a subsequent issuance of such units on or after July 1, 1997, the later of (x) July 1, 1997 and (y) the last Class B Distribution Period Commencement Date which precedes the date of issuance of such unit and which succeeds the last Class B Distribution Period for which full cumulative Class B Priority Return Amounts have been paid; provided, however, that, in the case of any such unit which is part of a subsequent issuance on or after July 1, 1997, the date of issuance of which falls between (a) the record date for dividends payable on the Series B Preferred Shares on the first succeeding dividend payment date on such stock and
(b) such dividend payment date, the "Class B Deemed Original Issue Date" means the date of the Class B Distribution Period Commencement Date that immediately follows the date of issuance of such unit.

         CLASS B DISTRIBUTION PERIOD: The Class B Initial Distribution Period, and each quarterly distribution period thereafter, commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the next Class B Distribution Period Commencement Date.

         CLASS B DISTRIBUTION PERIOD COMMENCEMENT DATE: January 1, April 1, July 1 and October 1 of each year, commencing on July 1, 1997.

         CLASS B INITIAL DISTRIBUTION PERIOD: The period from the Class B Deemed Original Issue Date for a Class B Unit to, but excluding, July 1, 1997.

         CLASS B LIMITED PARTNER: First Industrial Realty Trust, Inc., a Maryland corporation, in its capacity as a limited partner in the Partnership holding Class B Units.

         CLASS B PRIORITY RETURN AMOUNT: With respect to each Class B Unit, (i) for the Class B Initial Distribution Period, the pro rata portion of the amount referred to in clause (ii) of this definition, computed in accordance with the last sentence of Section 5.3(A) hereof, and (ii) for each Class B Distribution Period thereafter, an amount equal to 2.1875% of that portion of the Capital Contribution of the Class B Limited Partner allocable to each such unit. Class B Priority Return Amounts on each Class B Unit that are not distributed as provided in Section 5.3(A) shall be cumulative from the Class B Deemed Original Issue Date of such unit.

         CLASS B REDEMPTION:  As defined in Section 9.1(C) hereof.

         CLASS B REDEMPTION PRICE:  As defined in Section 9.1(C) hereof.

         CLASS B UNIT: The Partnership Interest held by the Class B Limited Partner, each full Class B Unit representing a $2,500 Capital Contribution.

         CLASS C DEEMED ORIGINAL ISSUE DATE: (i) in the case of any Class C Unit which is part of the first issuance of such units or part of a subsequent issuance of such units prior to October 1, 1997, the date of such first issuance and (ii) in the case of any such unit which is part of a subsequent issuance of such units on or after October 1, 1997, the later of (x) October 1, 1997 and (y) the last Class C Distribution Period Commencement Date which precedes the date of issuance of such unit and which succeeds the last Class C Distribution Period for which full cumulative Class C Priority Return Amounts have been paid; provided, however, that, in the case of any such unit which is part of a subsequent issuance on or after October 1, 1997, the date of issuance of which falls between (a) the record date for dividends payable on the Series C Preferred Shares on the first succeeding dividend payment date on such stock and
(b) such dividend payment date, the "Class C Deemed Original Issue Date" means the date of the Class C Distribution Period Commencement Date that immediately follows the date of issuance of such unit.

         CLASS C DISTRIBUTION PERIOD: The Class C Initial Distribution Period and each quarterly distribution period thereafter, commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the next Class C Distribution Period Commencement Date.

         CLASS C DISTRIBUTION PERIOD COMMENCEMENT DATE: January 1, April 1, July 1 and October 1 of each year commencing October 1, 1997.

         CLASS C INITIAL DISTRIBUTION PERIOD: The period from the Class C Deemed Original Issue Date for a Class C Unit to, but excluding, October 1, 1997.

         CLASS C LIMITED PARTNER: First Industrial Realty Trust, Inc., a Maryland corporation, in its capacity as a limited partner in the Partnership holding Class C Units.

         CLASS C PRIORITY RETURN AMOUNT: With respect to each Class C Unit, (i) for the Class C Initial Distribution Period, the pro rata portion of the amount referred to in clause (ii) of this definition, computed in accordance with the last sentence of Section 5.3(B) hereof, and (ii) for each Class C Distribution Period thereafter, an amount equal to 2.15625% of that portion of the Capital Contribution of the Class C Limited Partner allocable to each such unit. Class C Priority Return Amounts on each Class C Unit that are not distributed as provided in Section 5.3(B) shall be cumulative from the Class C Deemed Original Issue Date of such unit.

         CLASS C REDEMPTION:  As defined in Section 9.1(D) hereof.

         CLASS C REDEMPTION PRICE:  As defined in Section 9.1(D) hereof.

         CLASS C UNIT: The Partnership Interest held by the Class C Limited Partner, each full Class C Unit representing a $2,500 Capital Contribution.

         CLASS D DEEMED ORIGINAL ISSUE DATE: (i) in the case of any Class D Unit which is part of the first issuance of such units or part of a subsequent issuance of such units prior to April 1, 1998, the date of such first issuance and (ii) in the case of any such unit which is part of a subsequent issuance of such units on or after April 1, 1998, the later of (x) April 1, 1998 and (y) the last Class D Distribution Period Commencement Date which precedes the date of issuance of such unit and which succeeds the last Class D Distribution Period for which full cumulative Class D Priority Return Amounts have been paid; provided, however, that, in the case of any such unit which is part of a subsequent issuance on or after April 1, 1998, the date of issuance of which falls between (a) the record date for dividends payable on the Series D Preferred Shares on the first succeeding dividend payment date on such stock and
(b) such dividend payment date, the "Class D Deemed Original Issue Date" means the date of the Class D Distribution Period Commencement Date that immediately follows the date of issuance of such unit.

         CLASS D DISTRIBUTION PERIOD: The Class D Initial Distribution Period and each quarterly distribution period thereafter, commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the next Class D Distribution Period Commencement Date.

         CLASS D DISTRIBUTION PERIOD COMMENCEMENT DATE: January 1, April 1, July 1 and October 1 of each year commencing April 1, 1998.

         CLASS D INITIAL DISTRIBUTION PERIOD: The period from the Class D Deemed Original Issue Date for a Class D Unit to, but excluding, April 1, 1998.

         CLASS D LIMITED PARTNER: First Industrial Realty Trust, Inc., a Maryland corporation, in its capacity as a limited partner in the Partnership holding Class D Units.

         CLASS D PRIORITY RETURN AMOUNT: With respect to each Class D Unit, (i) for the Class D Initial Distribution Period, the pro rata portion of the amount referred to in clause (ii) of this definition, computed in accordance with the last sentence of Section 5.3(B) hereof, and (ii) for each Class D Distribution Period thereafter, an amount equal to 1.9875% of that portion of the Capital Contribution of the Class D Limited Partner allocable to each such unit. Class D Priority Return Amounts on each Class D Unit that are not distributed as provided in Section 5.3(B) shall be cumulative from the Class D Deemed Original Issue Date of such unit.

         CLASS D REDEMPTION:  As defined in Section 9.1(E) hereof.

         CLASS D REDEMPTION PRICE:  As defined in Section 9.1(E) hereof.

         CLASS D UNIT: The Partnership Interest held by the Class D Limited Partner, each full Class D Unit representing a $2,500 Capital Contribution.

         CLASS E DEEMED ORIGINAL ISSUE DATE: (i) in the case of any Class E Unit which is part of the first issuance of such units or part of a subsequent issuance of such units prior to July 1, 1998, the date of such first issuance and (ii) in the case of any such unit which is part of a subsequent issuance of such units on or after July 1, 1998, the later of (x) July 1, 1998 and (y) the last Class E Distribution Period Commencement Date which precedes the date of issuance of such unit and which succeeds the last Class E Distribution Period for which full cumulative Class E Priority Return Amounts have been paid; provided, however, that, in the case of any such unit which is part of a subsequent issuance on or after July 1, 1998, the date of issuance of which falls between (a) the record date for dividends payable on the Series E Preferred Shares on the first succeeding dividend payment date on such stock and
(b) such dividend payment date, the "Class E Deemed Original Issue Date" means the date of the Class E Distribution Period Commencement Date that immediately follows the date of issuance of such unit.

         CLASS E DISTRIBUTION PERIOD: The Class E Initial Distribution Period and each quarterly distribution period thereafter, commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the next Class E Distribution Period Commencement Date.

         CLASS E DISTRIBUTION PERIOD COMMENCEMENT DATE: January 1, April 1, July 1 and October 1 of each year commencing July 1, 1998.

         CLASS E INITIAL DISTRIBUTION PERIOD: The period from the Class E Deemed Original Issue Date for a Class E Unit to, but excluding, July 1, 1998.

         CLASS E LIMITED PARTNER: First Industrial Realty Trust, Inc., a Maryland corporation, in its capacity as a limited partner in the Partnership holding Class E Units.

         CLASS E PRIORITY RETURN AMOUNT: With respect to each Class E Unit, (i) for the Class E Initial Distribution Period, the pro rata portion of the amount referred to in clause (ii) of this definition, computed in accordance with the last sentence of Section 5.3(B) hereof, and (ii) for each Class E Distribution Period thereafter, an amount equal to 7.90% of that portion of the Capital Contribution of the Class E Limited Partner allocable to each such unit. Class E Priority Return Amounts on each Class E Unit that are not distributed as provided in Section 5.3(B) shall be cumulative from the Class E Deemed Original Issue Date of such unit.

         CLASS E REDEMPTION:  As defined in Section 9.1(F) hereof.

         CLASS E REDEMPTION PRICE:  As defined in Section 9.1(F) hereof.

         CLASS E UNIT: The Partnership Interest held by the Class E Limited Partner, each full Class E Unit representing a $2,500 Capital Contribution.

         CODE:  The Internal Revenue Code of 1986, as amended from time to time.

         CONSENT: Either the written consent of a Person or the affirmative vote of such Person at a meeting duly called and held pursuant to this Agreement, as the case may be, to do the act or thing for which the consent is required or solicited, or the act of granting such consent, as the context may require.

         CONTRIBUTED PROPERTY: Each property or other asset (excluding cash and cash equivalents) contributed or deemed contributed to the Partnership.

         CONTRIBUTION AGREEMENTS: Those certain agreements among one or more of the Initial Limited Partners (or Persons in which such Initial Limited Partners have direct or indirect interests) and the Partnership pursuant to which, inter alia, the Initial Limited Partners (or such Persons), directly or indirectly, are contributing property to the Partnership on the Effective Date in exchange for Partnership Units.

         CONTRIBUTOR PARTNER(S): That or those Limited Partner(s) listed as Contributor Partner(s) on Exhibit 1D attached hereto and made a part hereof, as such Exhibit may be amended from time to time by the General Partner, whether by express amendment to this Partnership Agreement or by execution of a written instrument by and between any additional Contributor Partner(s) being affected thereby and the General Partner, acting on behalf of the Partnership and without the prior consent of the Limited Partners (whether or not Contributor Partners other than the Contributor Partner(s) being affected thereby). For purposes hereof, any successor, assignee, or transferee of the Interest of a Contributor Partner (other than the Partnership in connection with a redemption pursuant to Article IX hereof) shall be considered a Contributor Partner for purposes hereof.

         CONVERSION FACTOR: The factor applied for converting Partnership Units to REIT Shares, which shall initially be 1.0; provided, however, in the event that the REIT (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination; provided, further, in the event that the Partnership (a) declares or pays a distribution on the outstanding Partnership Units in Partnership Units or makes a distribution to all Partners in Partnership Units, (b) subdivides the outstanding Partnership Units or (c) combines the outstanding Partnership Units into a smaller number of Partnership Units, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the actual number of Partnership Units issued and outstanding on the record date (determined without giving effect to such dividend, distribution, subdivision or combination), and the denominator of which shall be the actual number of Partnership Units (determined after giving effect to such dividend, distribution, subdivision or combination) issued and outstanding on such record date. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         DEPRECIATION: For each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Book Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be adjusted as necessary so as to be an amount which bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to the beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period is zero, Depreciation for such year or other period shall be determined with reference to such beginning Book Value using any reasonable method approved by the General Partner.

         DISTRIBUTABLE CASH: with respect to any period, and without duplication:

                  (i) all cash receipts of the Partnership during such period from all sources;

                  (ii) less all cash disbursements of the Partnership during such period, including, without limitation, disbursements for operating expenses, taxes, debt service (including, without limitation, the payment of principal, premium and interest), redemption of Partnership Interests and capital expenditures;

                 (iii) less amounts added to reserves in the sole discretion of the General Partner, plus amounts withdrawn from reserves in the reasonable discretion of the General Partner.

         EFFECTIVE DATE:  June 30, 1994.

         ERISA: The Employee Retirement Income Security Act of 1976, as amended from time to time.

         FIRST HIGHLAND LIMITED PARTNERS: Those Limited Partners identified on
Exhibit 1A hereto.

         FIRST HIGHLAND PROPERTIES: Those certain properties acquired by the Partnership pursuant to that certain Contribution Agreement, dated as of March 19, 1996.

         FIRST HIGHLAND UNITS: The Partnership Units issued to the First Highland Limited Partners in connection with the acquisition of the First Highland Properties by the Partnership.

         FISCAL YEAR: The calendar year or in the event of a termination of the Partnership pursuant to Code Section 708, an appropriate portion of such year.

         GENERAL PARTNER: First Industrial Realty Trust, Inc., a Maryland corporation, and its respective successor(s) who or which become Successor General Partner(s) in accordance with the terms of this Agreement.

         GENERAL PARTNER INTEREST: A Partnership Interest held by the General Partner including both its General Partner and Limited Partner Interests. A General Partner Interest may be expressed as a number of Partnership Units.

         INVOLUNTARY WITHDRAWAL: As to any (i) individual shall mean such individual's death, incapacity or adjudication of incompetence, (ii) corporation shall mean its dissolution or revocation of its charter (unless such revocation is promptly corrected upon notice thereof), (iii) partnership shall mean the dissolution and commencement of winding up of its affairs, (iv) trust shall mean the termination of the trust (but not the substitution of trustees), (v) estate shall mean the distribution by the fiduciary of the estate's complete interest in the Partnership and (vi) any Partner shall mean the Bankruptcy of such Partner.

         IRS: The Internal Revenue Service, which administers the internal revenue laws of the United States.

         LB CLOSING DATE: January 31, 1997.

         LB PARTNERS: The persons identified on Exhibit 1C hereto, following their admission to the Partnership as Additional Limited Partners.

         LB UNITS: The Partnership Units issued to the LB Partners in connection with the acquisition by the Partnership of certain properties on the LB Closing Date.

         LIMITED PARTNER: Those Persons listed as such on Exhibit 1B attached hereto and made a part hereof, as such Exhibit may be amended from time to time, including any Person who becomes a Substituted Limited Partner or an Additional Limited Partner in accordance with the terms of this Agreement; provided such term shall not include the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner or the Class E Limited Partner.

         LIMITED PARTNER INTEREST: A Partnership Interest held by a Limited Partner that is a limited partner interest. A Limited Partner Interest may be expressed as a number of Partnership Units.

         NONRECOURSE LIABILITY: A liability as defined in Treasury Regulations
Section 1.704-2(b)(3).

         NOTICE: A writing containing the information required by this Agreement to be communicated to a Person and delivered to such Person in accordance with
Section 12.4; provided, however, that any written communication containing such information actually received by such Person shall constitute Notice for all purposes of this Agreement.

         PARTNER MINIMUM GAIN: The gain (regardless of character) which would be realized by the Partnership if property of the Partnership subject to a partner nonrecourse debt (as such term is defined in Treasury Regulations Section 1.704-2(b)(4)) were disposed of in full satisfaction of such debt on the relevant date. The adjusted basis of property subject to more than one partner nonrecourse debt shall be allocated in a manner consistent with the allocation of basis for purposes of determining Partnership Minimum Gain hereunder. Partner Minimum Gain shall be computed hereunder using the Book Value, rather than the adjusted tax basis, of the Partnership property in accordance with Treasury Regulations Section 1.704-2(d)(3).

         PARTNER NONRECOURSE DEDUCTIONS: With respect to any partner nonrecourse debt (as such term is defined in Treasury Regulations Section 1.704-2(b)(4)), the increase in Partner Minimum Gain during the tax year plus any increase in Partner Minimum Gain for a prior tax year which has not previously generated a Partner Nonrecourse Deduction hereunder. The determination of which Partnership items constitute Partner Nonrecourse Deductions shall be made in a manner consistent with the manner in which Partnership Nonrecourse Deductions are determined hereunder.

         PARTNERS: The General Partner, the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner, the Class E Limited Partner and the Limited Partners as a group. The term "Partner" shall mean a General Partner, the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner, the Class E Limited Partner or a Limited Partner. Such terms shall be deemed to include such other Persons who become Partners pursuant to the terms of this Agreement.

         PARTNERSHIP: The Delaware limited partnership referred to herein as First Industrial, L.P., as such partnership may from time to time be constituted.

         PARTNERSHIP ASSETS: At any particular time, any assets or property (tangible or intangible, choate or inchoate, fixed or contingent) owned by the Partnership.

         PARTNERSHIP INTEREST OR INTEREST: As to any Partner, such Partner's ownership interest in the Partnership and including such Partner's right to distributions under this Agreement and any other rights or benefits which such

Partner has in the Partnership, together with any and all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.

         PARTNERSHIP MINIMUM GAIN: The aggregate gain (regardless of character) which would be realized by the Partnership if all of the property of the Partnership subject to nonrecourse debt (other than partner nonrecourse debt as such term is defined in Treasury Regulations Section 1.704-2(b)(4)) were disposed of in full satisfaction of such debt and for no other consideration on the relevant date. In the case of any Nonrecourse Liability of the Partnership which is not secured by a mortgage with respect to any specific property of the Partnership, any and all property of the Partnership to which the holder of said liability has recourse shall be treated as subject to such Nonrecourse Liability for purposes of the preceding sentence. Partnership Minimum Gain shall be computed separately for each Nonrecourse Liability of the Partnership. For this purpose, the adjusted basis of property subject to two or more liabilities of equal priority shall be allocated among such liabilities in proportion to the outstanding balance of such liabilities, and the adjusted basis of property subject to two or more liabilities of unequal priority shall be allocated to the liability of inferior priority only to the extent of the excess, if any, of the adjusted basis of such property over the outstanding balance of the liability of superior priority. Partnership Minimum Gain shall be computed hereunder using the Book Value, rather than the adjusted tax basis, of the Partnership property in accordance with Treasury Regulations Section 1.704-2(d)(3).

         PARTNERSHIP NONRECOURSE DEDUCTIONS: The amount of Partnership deductions equal to the increase, if any, in the amount of the aggregate Partnership Minimum Gain during the tax year (plus any increase in Partnership Minimum Gain for a prior tax year which has not previously generated a Partnership Nonrecourse Deduction) reduced (but not below zero) by the aggregate distributions made during the tax year of the proceeds of a Nonrecourse Liability of the Partnership which are attributable to an increase in Partnership Minimum Gain within the meaning of Treasury Regulations Section 1.704-2(d). The Partnership Nonrecourse Deductions for a Partnership tax year shall consist first of depreciation or cost recovery deductions with respect to each property of the Partnership giving rise to such increase in Partnership Minimum Gain on a pro rata basis to the extent of each such increase, with any excess made up pro rata of all items of deduction.

         PARTNERSHIP UNIT: A fractional, undivided share of the Partnership Interests of all Partners (other than the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner and the Class E Limited Partner) issued pursuant to Section 4.1 hereof.

         PERCENTAGE INTEREST: As to any Partner, the percentage in the Partnership, as determined by dividing the Partnership Units then owned by such Partner by the total number of Partnership Units then outstanding, as the same may be automatically adjusted from time to time to reflect the issuance and redemption of Partnership Units in accordance with this Agreement, without requiring the amendment of Exhibit 1B to reflect any such issuance or redemption.

         PERSON: Any individual, partnership, corporation, trust or other entity.

         PROFITS AND LOSSES: For each Fiscal Year or other period, an amount equal to the Partnership's taxable income or loss (as the case may be) for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

              a. Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be added to such taxable income or loss;

              b. Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition, shall be subtracted from such taxable income or loss;

              c. Gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Book Value of the property disposed of notwithstanding that the adjusted tax basis of such property differs from such Book Value;

              d. In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period, computed in accordance with the definition of "Depreciation" herein; and

              e. In the event that any item of income, gain, loss or deduction that has been included in the initial computation of Profit or Loss is subject to the special allocation rules of Sections 5.2(C) and 5.2(D), Profit or Loss shall be recomputed without regard to such item.

         PROTECTED AMOUNT: With respect to any Contributor Partner, the amount set forth or otherwise described opposite the name of such Contributor Partner on Exhibit 1D attached hereto and made a part hereof, as such Exhibit may be modified from time to time by an amendment to the Partnership Agreement or by execution of a written instrument by and between the Contributor Partner being affected thereby and the General Partner, acting on behalf of the Partnership and without the prior written consent of the Limited Partners (whether or not Contributor Partners other than the Contributor Partner being affected thereby); provided, however, that no Contributor Partner shall be considered to have a Protected Amount from and following the first date upon which such Partner is no longer a Partner of the Partnership.

         RECORD DATE: The record date established by the General Partner for distributions pursuant to Section 5.3 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution.

         RECOURSE LIABILITIES: The amount of liabilities owed by the Partnership (other than nonrecourse liabilities and liabilities to which Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)).

         REDEEMING PARTY: A Limited Partner or Assignee (other than the General Partner) who tenders Partnership Units for redemption pursuant to a Redemption Notice.

         REDEMPTION DATE: The date for redemption of Partnership Units as set forth in Section 9.2.

         REDEMPTION EFFECTIVE DATE: The first date on which a Redeeming Party may elect to redeem Partnership Units, which date shall be the later of (i) the first anniversary of the date such Partnership Units are issued and (ii) the effective date of any registration statement filed by the Partnership with respect to the REIT Shares to be issued upon redemption of Partnership Units by a Redeeming Party.

         REDEMPTION NOTICE: A Notice to the General Partner by a Redeeming Party, substantially in the form attached as Exhibit 2, pursuant to which the Redeeming Party requests the redemption of Partnership Units in accordance with
Article IX.

         REDEMPTION OBLIGATION: The obligation of the Partnership to redeem the Partnership Units as set forth in Section 9.1(A).

         REDEMPTION PERIOD: The 45-day period immediately following the filing with the SEC by the General Partner of an annual report of the General Partner on Form 10-K or a quarterly report of the General Partner on Form 10-Q or such other period or periods as the General Partner may otherwise determine.

         REDEMPTION PRICE:  As defined in Section 8.4 hereof.

         REDEMPTION RESTRICTION: A restriction on the ability of the Partnership to redeem the Partnership Units as set forth in Section 9.1(A).

         REGISTRATION RIGHTS AGREEMENT: A Registration Rights Agreement, substantially in the form of Exhibit 3 hereto, pursuant to which First Industrial will agree to register under the Securities Act of 1933, as amended, REIT Shares issued in connection with Share Payments made under Article IX hereof.

         REIT:  A real estate investment trust, as defined in Code Section 856.

         REIT CHARTER: The Articles of Incorporation of First Industrial filed with the Department of Assessments and Taxation of the State of Maryland on August 10, 1993, as the same may be amended or restated and in effect from time to time.

         REIT SHARE: A share of common stock representing an ownership interest in the General Partner.

         REIT SHARE RIGHTS: Rights to acquire additional REIT Shares issued to all holders of REIT Shares, whether in the form of rights, options, warrants or convertible or exchangeable securities, to the extent the same have been issued without additional consideration after the initial acquisition of such REIT Shares.

         SEC:  The Securities and Exchange Commission.

         SERIES B PREFERRED SHARES: 8 3/4% Series B Cumulative Preferred Stock of First Industrial Realty Trust, Inc.

         SERIES C PREFERRED SHARES: 8 5/8% Series C Cumulative Preferred Stock of First Industrial Realty Trust, Inc.

         SERIES D PREFERRED SHARES: 7.95% Series D Cumulative Preferred Stock of First Industrial Realty Trust, Inc.

         SERIES E PREFERRED SHARES: 7.90% Series E Cumulative Preferred Stock of First Industrial Realty Trust, Inc.

         SHARE PAYMENT: The payment to a Redeeming Party of a number of REIT Shares determined by multiplying (i) the number of Partnership Units tendered for redemption by such Redeeming Party pursuant to a validly proffered Redemption Notice by (ii) the Conversion Factor. In the event the General Partner grants any REIT Share Rights prior to such payment, any Share Payment shall include for the Redeeming Party his ratable share of such REIT Share Rights other than REIT Share Rights which have expired.

         SUBSIDIARY: With respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or
(ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

         SUBSTITUTED LIMITED PARTNER: That Person or those Persons admitted to the Partnership as substitute Limited Partner(s), in accordance with the provisions of this Agreement. A Substituted Limited Partner, upon his admission as such, shall succeed to the rights, privileges and liabilities of his predecessor in interest as a Limited Partner.

         SUCCESSOR GENERAL PARTNER: Any Person who is admitted to the Partnership as substitute General Partner pursuant to this Agreement. A Successor General Partner, upon its admission as such, shall succeed to the rights, privileges and liabilities of its predecessor in interest as General Partner, in accordance with the provisions of the Act.

         TAX MATTERS PARTNER: The General Partner or such other Partner who becomes Tax Matters Partner pursuant to the terms of this Agreement.

         TERMINATING CAPITAL TRANSACTION: The sale or other disposition of all or substantially all of the Partnership Assets or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the Partnership Assets.

         THRESHOLD PERCENTAGE: A percentage equal to 85% on the LB Closing Date and thereafter adjusted upwards (but not downwards) immediately prior to each solicitation of any vote of, or the seeking of any consent, approval or waiver from, the Limited Partners generally, to the sum of (i) 85% and (ii) the number of percentage points equal to the positive difference, if any, between (a) the aggregate Percentage Interest represented by the LB Units immediately following the LB Closing Date and (b) the aggregate Percentage Interest represented by the LP Units immediately prior to any such solicitation. For example, if on the LB Closing Date the LB Units represent a 10% aggregate Percentage Interest, and if immediately prior to a solicitation the Threshold Percentage is 85% and the aggregate Percentage Interest represented by the LB Units is 8%, the Threshold Percentage would be increased to 87% (85% + (10% - 8%)).

         TRANSFER: With respect to any Partnership Unit shall mean a transaction in which a Partner assigns his Partnership Interest to another Person and includes any sale, assignment, gift, pledge, mortgage, exchange, hypothecation, encumbrance or other disposition by law or otherwise; provided, however, the redemption of any Partnership Interest pursuant to Article IX hereof shall not constitute a "transfer" for purposes hereof.

         TRANSFER RESTRICTION DATE:  June 23, 1995.

         TREASURY REGULATIONS: The Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         UNIT VALUE: With respect to any Partnership Unit, the average of the daily market price for a REIT Share for the ten (10) consecutive trading days immediately preceding the date of receipt of a Redemption Notice by the General Partner multiplied by the Conversion Factor. If the REIT Shares are traded on a securities exchange or the NASDAQ-National Market System, the market price for each such trading day shall be the reported last sale price on such day or, if no sales take place on such day, the average of the closing bid and asked prices on such day. If the REIT Shares are not traded on a securities exchange or the NASDAQ-National Market System, the market price for each such trading day shall be determined by the General Partner using any reasonable method of valuation. If a Share Payment would include any REIT Share Rights, the value of such REIT Share Rights shall be determined by the General Partner using any reasonable method of valuation, taking into account the Unit Value determined hereunder and the factors used to make such determination and the value of such REIT Share Rights shall be included in the Unit Value.

         VOTING TERMINATION DATE: The first date after the LB Closing Date on which either (i) the General Partner holds 90% or more of all Partnership Units or (ii) the aggregate number of Partnership Units held by the General Partner and the LB Partners is less than the product of the Threshold Percentage and the total number of Partnership Units then outstanding.

         SECTION 1.2 RULES OF CONSTRUCTION. The following rules of construction shall apply to this Agreement:

              (A) All section headings in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any section.

              (B) All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, the singular shall include the plural, and vice versa, as the context may require.

              (C) Each provision of this Agreement shall be considered severable from the rest, and if any provision of this Agreement or its application to any Person or circumstances shall be held invalid and contrary to any existing or future law or unenforceable to any extent, the remainder of this Agreement and the application of any other provision to any Person or circumstances shall not be affected thereby and shall be interpreted and enforced to the greatest extent permitted by law so as to give effect to the original intent of the parties hereto.

              (D) Unless otherwise specifically and expressly limited in the context, any reference herein to a decision, determination, act, action, exercise of a right, power or privilege, or other procedure by the General Partner shall mean and refer to the decision, determination, act, action, exercise or other procedure by the General Partner in its sole and absolute discretion.

--------------------------------------------------------------------------------
                            ARTICLE II - CONTINUATION
--------------------------------------------------------------------------------

         SECTION 2.1 CONTINUATION. The Partners hereby continue the Partnership as a limited partnership under the Act. The General Partner shall take all action required by law to perfect and maintain the Partnership as a limited partnership under the Act and under the laws of all other jurisdictions in which the Partnership may elect to conduct business, including but not limited to the filing of amendments to the Certificate with the Delaware Secretary of State, and qualification of the Partnership as a foreign limited partnership in the jurisdictions in which such qualification shall be required, as determined by the General Partner. The General Partner shall also promptly register the Partnership under applicable assumed or fictitious name statutes or similar laws.

         SECTION 2.2 NAME. The name of the Partnership is First Industrial, L.P. The General Partner may adopt such assumed or fictitious names as it deems appropriate in connection with the qualifications and registrations referred to in Section 2.1.

         SECTION 2.3 PLACE OF BUSINESS; REGISTERED AGENT. The principal office of the Partnership is located at 311 S. Wacker Drive, Suite 4000, Chicago, Illinois 60606, which office may be changed to such other place as the General Partner may from time to time designate. The Partnership may establish offices for the Partnership within or without the State of Delaware as may be determined by the General Partner. The initial registered agent for the Partnership in the State of Delaware is The Corporation Trust Company, whose address is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

--------------------------------------------------------------------------------
                         ARTICLE III - BUSINESS PURPOSE
--------------------------------------------------------------------------------

         SECTION 3.1 BUSINESS. The business of the Partnership shall be (i) conducting any business that may be lawfully conducted by a limited partnership pursuant to the Act including, without limitation, acquiring, owning, managing, developing, leasing, marketing, operating and, if and when appropriate, selling, industrial properties, (ii) entering into any partnership, joint venture or other relationship to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing, (iii) making loans, guarantees, indemnities or other financial accommodations and borrowing money and pledging its assets to secure the repayment thereof, (iv) to do any of the foregoing with respect to any Affiliate or Subsidiary and (v) doing anything necessary or incidental to the foregoing; provided, however, that business of the Partnership shall be limited so as to permit the General Partner to elect and maintain its status as a REIT (unless the General Partner determines no longer to qualify as a REIT).

         SECTION 3.2 AUTHORIZED ACTIVITIES. In carrying out the purposes of the Partnership, but subject to all other provisions of this Agreement, the Partnership is authorized to engage in any kind of lawful activity, and perform and carry out contracts of any kind, necessary or advisable in connection with the accomplishment of the purposes and business of the Partnership described herein and for the protection and benefit of the Partnership; provided that the General Partner shall not be obligated to cause the Partnership to take, or refraining from taking, any action which, in the judgment of the General Partner, (i) could adversely affect the ability of the General Partner to qualify and continue to qualify as a REIT, (ii) could subject the General Partner to additional taxes under Code Section 857 or 4981 or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities.

--------------------------------------------------------------------------------
                       ARTICLE IV - CAPITAL CONTRIBUTIONS
--------------------------------------------------------------------------------

         SECTION 4.1       CAPITAL CONTRIBUTIONS.

              (A) Upon the contribution to the Partnership of property in accordance with a Contribution Agreement, Partnership Units shall be issued in accordance with, and as contemplated by, such Contribution Agreement, and the Persons receiving such Partnership Units shall become Partners and shall be deemed to have made a Capital Contribution as set forth on Exhibit 1. Exhibit 1 also sets forth the initial number of Partnership Units owned by each Partner and the Percentage Interest of each Partner, which Percentage Interest shall be adjusted from time to time by the General Partner to reflect the issuance of additional Partnership Units, the redemption of Partnership Units, additional Capital Contributions and similar events having an effect on a Partner's Percentage Interest. Except as set forth in Section 4.2 (regarding issuance of additional Partnership Units) or Section 7.6 (regarding withholding obligations), no Partner shall be required under any circumstances to contribute to the capital of the Partnership any amount beyond that sum required pursuant to this Article IV.

              (B) Anything in the foregoing Section 4.1(A) or elsewhere in this Agreement notwithstanding, the Partnership Units held by the General Partner shall, at all times, be deemed to be General Partner units and shall constitute the General Partner Interest.

         SECTION 4.2       ADDITIONAL PARTNERSHIP INTERESTS.

              (A) The Partnership may issue additional limited partnership interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to any Partner or other Person (other than the General Partner, except in accordance with Section 4.2(B) below).

              (B) The Partnership also may from time to time issue to the General Partner additional Partnership Units or other Partnership Interests in such classes and having such designations, preferences and relative rights (including preferences and rights senior to the existing Limited Partner Interests) as shall be determined by the General Partner in accordance with the Act and governing law. Except as provided in Article IX, any such issuance of Partnership Units or Partnership Interests to the General Partner shall be conditioned upon (i) the undertaking by the General Partner of a related issuance of its capital stock (with such shares having designations, rights and preferences such that the economic rights of the holders of such capital stock are substantially similar to the rights of the additional Partnership Interests issued to the General Partner) and the General Partner making a Capital Contribution (a) in an amount equal to the net proceeds raised in the issuance of such capital stock, in the event such capital stock is sold for cash or cash equivalents or (b) the property received in consideration for such capital stock, in the event such capital stock is issued in consideration for other property or (ii) the issuance by the General Partner of capital stock under any stock option or bonus plan and the General Partner making a Capital Contribution in an amount equal to the exercise price of the option exercised pursuant to such stock option or other bonus plan.

              (C) Except as contemplated by Article IX (regarding redemptions) or Section 4.2(B), the General Partner shall not issue any (i) additional REIT Shares, (ii) rights, options or warrants containing the right to subscribe for or purchase REIT Shares or (iii) securities convertible or exchangeable into REIT Shares (collectively, "Additional REIT Securities") other than to all holders of REIT Shares, pro rata, unless (x) the Partnership issues to the General Partner (i) Partnership Interests, (ii) rights, options or warrants containing the right to subscribe for or purchase Partnership Interests or (iii) securities convertible or exchangeable into Partnership Interests such that the General Partner receives an economic interest in the Partnership substantially similar to the economic interest in the General Partner represented by the Additional REIT Securities and (y) the General Partner contributes to the Partnership the net proceeds from, or the property received in consideration for, the issuance of the Additional REIT Securities and the exercise of any rights contained in any Additional REIT Securities.

         SECTION 4.3 NO THIRD PARTY BENEFICIARIES. The foregoing provisions of this Article IV are not intended to be for the benefit of any creditor of the Partnership or other Person to whom any debts, liabilities or obligations are owed by (or who otherwise has any claim against) the Partnership or any of the Partners and no such creditor or other Person shall obtain any right under any such foregoing provision against the Partnership or any of the Partners by reason of any debt, liability or obligation (or otherwise).

         SECTION 4.4       CAPITAL ACCOUNTS.

              (A) The Partnership shall establish and maintain a separate Capital Account for each Partner in accordance with Code Section 704 and Treasury Regulations Section 1.704-1(b)(2)(iv). The Capital Account of each Partner shall be credited with:

                  (1) the amount of all Capital Contributions made to the Partnership by such Partner in accordance with this Agreement; plus

                  (2) all income and gain of the Partnership computed in accordance with this Section 4.4 and allocated to such Partner pursuant to
Article V (including for purposes of this Section 4.4(A), income and gain exempt from tax);

and shall be debited with the sum of:

                  (1) all losses or deductions of the Partnership computed in accordance with this Section 4.4 and allocated to such Partner pursuant to
Article V,

                  (2) such Partner's distributive share of expenditures of the Partnership described in Code Section 705(a)(2)(B), and

                  (3) all cash and the Agreed Value (reduced to take into account the amount of any related indebtedness assumed by the Partner, or to which the distributed property is subject) of any property actually distributed or deemed distributed by the Partnership to such Partner pursuant to the terms of this Agreement.

         Any reference in any section or subsection of this Agreement to the Capital Account of a Partner shall be deemed to refer to such Capital Account as the same may be credited or debited from time to time as set forth above.

              (B) For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of each such item shall be the same as its determination, recognition and classification for federal income tax purposes, determined in accordance with Code Section 703(a) and accounting for those adjustments set forth in the definition of Profits and Losses, with the following additional adjustments:

                  (1) the computation of all items of income, gain, loss and deduction shall be made without regard to any Code Section 754 election that may be made by the Partnership, except to the extent required in accordance with the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv)(m); and

                  (2) in the event the Book Value of any Partnership Asset is adjusted pursuant to Section 4.4(D) below, the amount of such adjustment shall be treated as gain or loss from the disposition of such asset.

              (C) Any transferee of a Partnership Interest shall succeed to a pro rata portion of the transferor's Capital Account transferred.

              (D) Consistent with the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv)(f), (i) immediately prior to the acquisition of an additional Partnership Interest by any new or existing Partner in connection with the contribution of money or other property (other than a de minimis amount) to the Partnership, (ii) immediately prior to the distribution by the Partnership to a Partner of Partnership property (other than a de minimis amount) as consideration for a Partnership Interest and (iii) immediately prior to the liquidation of the Partnership as defined in Treasury Regulations Section 1.704-1(b)(2)(ii)(g), the Book Value of all Partnership Assets shall be revalued upward or downward to reflect the fair market value of each such Partnership Asset as determined by the General Partner using such reasonable method of valuation as it may adopt.

              (E) The foregoing provisions of this Section 4.4 are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Treasury Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Partners' Capital Accounts are computed hereunder in order to comply with such Treasury Regulations, the General Partner may make such modification if such modification is not likely to have a material effect on the amount distributable to any Partner under the terms of this Agreement and the General Partner notifies the other Partners in writing of such modification prior to making such modification.

         SECTION 4.5 RETURN OF CAPITAL ACCOUNT; INTEREST. Except as otherwise specifically provided in this Agreement, (i) no Partner shall have any right to withdraw or reduce its Capital Contributions or Capital Account, or to demand and receive property other than cash from the Partnership in return for its Capital Contributions or Capital Account; (ii) no Partner shall have any priority over any other Partners as to the return of its Capital Contributions or Capital Account; (iii) any return of Capital Contributions or Capital Accounts to the Partners shall be solely from the Partnership Assets, and no Partner shall be personally liable for any such return; and (iv) no interest shall be paid by the Partnership on Capital Contributions or on balances in Partners' Capital Accounts.

         SECTION 4.6 PREEMPTIVE RIGHTS. No Person shall have any preemptive or similar rights with respect to the issuance or sale of additional Partnership Units.

         SECTION 4.7 REIT SHARE PURCHASES. If the General Partner acquires additional REIT Shares pursuant to Article IX of the REIT Charter, the Partnership shall purchase from the General Partner that number of Partnership Units determined by applying the Conversion Multiple to the number of REIT Shares purchased by the General Partner at the same price and on the same terms as those upon which the General Partner purchased such REIT Shares.

--------------------------------------------------------------------------------
                    ARTICLE V - ALLOCATIONS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         SECTION 5.1 LIMITED LIABILITY. For bookkeeping purposes, the Profits of the Partnership shall be shared, and the Losses of the Partnership shall be borne, by the Partners as provided in Section 5.2 below; provided, however, that except as expressly provided in this Agreement, neither any Limited Partner (in its capacity as a Limited Partner), the Class B Limited Partner (in its capacity as Class B Limited Partner), the Class C Limited Partner (in its capacity as Class C Limited Partner), the Class D Limited Partner (in its capacity as Class D Limited Partner) nor the Class E Limited Partner (in its capacity as Class E Limited Partner) shall be personally liable for losses, costs, expenses, liabilities or obligations of the Partnership in excess of its Capital Contribution required under Article IV hereof.

         SECTION 5.2       PROFITS, LOSSES AND DISTRIBUTIVE SHARES.

              (A) PROFITS. After giving effect to the special allocations, if any, provided in Section 5.2(C), (D), (I), (J) and (K) Profits in each Fiscal Year shall be allocated in the following order:

                  (1) First, to the General Partner until the cumulative Profits allocated to the General Partner under this Section 5.2(A)(1), whether in the current or in any prior Fiscal Year equal the cumulative Losses allocated to such Partner under Section 5.2(B)(6), whether in the current or in any prior Fiscal Year;

                  (2) Second, to the Class B Limited Partner, Class C Limited Partner, Class D Limited Partner and Class E Limited Partner, in proportion to the cumulative Losses allocated to each such Partner under Section 5.2(B)(5), whether in the current or in any prior Fiscal Year until the Cumulative Profits allocated to each such Partner under this Section 5.2(A)(2) equal the cumulative Losses allocated to each such Partner under Section 5.2(B)(5), whether in the current or in any prior Fiscal Year;

                  (3) Third, to each Partner in proportion to the cumulative Losses allocated to such Partner under Section 5.2(B)(4), whether in the current or in any prior Fiscal Year, until the cumulative Profits allocated to such Partner under this Section 5.2(A)(3) equal the cumulative Losses allocated to such Partner under Section 5.2(B)(4), whether in the current or in any prior Fiscal Year;

                  (4) Fourth, to the General Partner until the cumulative Profits allocated to the General Partner under this Section 5.2(A)(4), whether in the current or in any prior Fiscal Year equal the cumulative Losses allocated to such Partner under Section 5.2(B)(3), whether in the current or in any prior Fiscal Year;

                  (5) Fifth, to each Partner in proportion to the cumulative Losses allocated to such Partner under Section 5.2(B)(2), whether in the current or in any prior Fiscal Year, until the cumulative Profits allocated to such Partner under this Section 5.2(A)(5) equal the cumulative Losses allocated to such Partner under Section 5.2(B)(2), whether in the current or in any prior Fiscal Year;

                  (6) Sixth, to each Partner in proportion to the cumulative Losses allocated to such Partner under Section 5.2(B)(1), whether in the current or in any prior Fiscal Year, until the cumulative Profits allocated to such Partner under this Section 5.2(A)(6) equal the cumulative Losses allocated to such Partner under Section 5.2(B)(1), whether in the current or in any prior Fiscal Year; and

                  (7) Then, the balance, if any, to the Partners in proportion to their respective Percentage Interests.

              (B) LOSSES. After giving effect to the special allocations, if any, provided in Section 5.2(C), (D), (I), (J) and (K), Losses in each Fiscal Year shall be allocated in the following order of priority:

                  (1) First, to the Partners (other than the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner and the Class E Limited Partner), in proportion to their respective Percentage Interests, but not in excess of the positive Adjusted Capital Account balance of any Partner prior to the allocation provided for in this Section 5.2(B)(1);

                  (2) Second, to the Partners (other than the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner and the Class E Limited Partner) with positive Adjusted Capital Account balances prior to the allocation provided for in this Section 5.2(B)(2), in proportion to the amount of such balances until all such balances are reduced to zero;

                  (3) Third, to the General Partner until (i) the excess of (a) the cumulative Losses allocated under this Section 5.2(B)(3), whether in the current or in any prior Fiscal Year, over (b) the cumulative Profits allocated under Section 5.2(a)(4), whether in the current or in any prior Fiscal Year, equals (ii) the excess of (a) the amount of Recourse Liabilities over (b) the Aggregate Protected Amount;

                  (4) Fourth, to and among the Contributor Partners, in accordance with their respective Protected Amounts, until the excess of (a) the cumulative Losses allocated under this Section 5.2(B)(4), whether in the current or in any prior Fiscal Year, over (b) the cumulative Profits allocated under 5.2(A)(3), whether in the current or in any prior Fiscal Year, equals the Aggregate Protected Amount (as of the close of the Fiscal Year to which such allocation relates);

                  (5) Fifth, to the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner and the Class E Limited Partner, in accordance with their respective Adjusted Capital Accounts, until their Adjusted Capital Accounts are reduced to zero; and

                  (6) Thereafter, to the General Partner;

provided, however, (i) that, from and following the first Fiscal Year upon which a Contributor Partner is no longer a Partner of the Partnership, the provisions of this Section 5.2(B) shall be null, void and without further force and effect with respect to such Contributor Partner; (ii) that, this Section 5.2(B) shall control, notwithstanding any reallocation or adjustment of taxable income, loss or other items by the Internal Revenue Service or any other taxing authority; provided, however, that neither the Partnership nor the General Partner (nor any of their respective affiliates) is required to indemnify any Contributor Partner (or its affiliates) for the loss of any tax benefit resulting from any reallocation or adjustment of taxable income, loss or other items by the Internal Revenue Service or other taxing authority; and (iii) that, during such period as there are Contributor Partners in the Partnership, the provisions of
Section 5.2(B)(4) shall not be amended in a manner which adversely affects the Contributor Partners (without the consent of each Contributor Partner so affected).

              (C) SPECIAL ALLOCATIONS. Except as otherwise provided in this Agreement, the following special allocations will be made in the following order and priority:

                  (1) PARTNERSHIP MINIMUM GAIN CHARGEBACK. Notwithstanding any other provision of this Article V, if there is a net decrease in Partnership Minimum Gain during any tax year or other period for which allocations are made, each Partner will be specially allocated items of Partnership income and gain for that tax year or other period (and, if necessary, subsequent periods) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain during such tax year or other period determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the preceding sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 5.2(C)(1) is intended to comply with the minimum gain chargeback requirements set forth in Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith, including the exceptions to the minimum gain chargeback requirement set forth in Treasury Regulations Section 1.704-2(f) and (3). If the General Partner concludes, after consultation with tax counsel, that the Partnership meets the requirements for a waiver of the minimum gain chargeback requirement as set forth in Treasury Regulations Section 1.704-2(f)(4), the General Partner may take steps reasonably necessary or appropriate in order to obtain such waiver.

                  (2) PARTNER NONRECOURSE DEBT MINIMUM GAIN CHARGEBACK. Notwithstanding any other provision of this Section (other than Section 5.2(C)(1) which shall be applied before this Section 5.2(C)(2)), if there is a net decrease in Partner Minimum Gain during any tax year or other period for which allocations are made, each Partner with a share of Partner Minimum Gain determined in accordance with Treasury Regulations Section 1.704- 2(i)(5) shall be specially allocated items of Partnership income and gain for that period (and, if necessary, subsequent periods) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain determined in accordance with Treasury Regulations Section 1.704-2(i)(4). The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii). This Section 5.2(C)(2) is intended to comply with the minimum gain chargeback requirements of Treasury Regulations Section

1.704-2(i)(4) and shall be interpreted consistently therewith, including the exceptions set forth in Treasury Regulations Section 1.704-2(f)(2) and (3) to the extent such exceptions apply to Treasury Regulations Sections 1.704-2(i)(4). If the General Partner concludes, after consultation with tax counsel, that the Partnership meets the requirements for a waiver of the Partner Minimum Gain chargeback requirement set forth in Treasury Regulation 1.704-2(f), but only to the extent such exception applies to Treasury Regulations Section 1.704-2(i)(4), the General Partner may take steps necessary or appropriate to obtain such waiver.

                  (3) QUALIFIED INCOME OFFSET. A Partner who unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) will be specially allocated items of Partnership income and gain in an amount and manner sufficient to eliminate, to the extent required by Treasury Regulations 1.704-1(b)(2)(ii)(d), the Adjusted Capital Account Deficit of the Partner as quickly as possible, provided that an allocation pursuant to this Section 5.2(C)(3) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article V have been tentatively made as if this Section 5.2(C)(3) were not contained in this Agreement.

                  (4) PARTNERSHIP NONRECOURSE DEDUCTIONS. Partnership Nonrecourse Deductions for any taxable year or other period for which allocations are made will be allocated among the Partners in proportion to their respective Partnership Interests in the Partnership.

                  (5) PARTNER NONRECOURSE DEDUCTIONS. Notwithstanding anything to the contrary in this Agreement, any Partner Nonrecourse Deductions for any taxable year or other period for which allocations are made will be allocated to the Partner who bears the economic risk of loss with respect to the liability to which the Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i).

                  (6) CODE SECTION 754 ADJUSTMENTS. To the extent an adjustment to the adjusted tax basis of any Partnership asset under Code Section 734(b) or 743(b) is required to be taken into account in determining Capital Accounts under Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or (4), the amount of the adjustment to the Capital Accounts will be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset), and the gain or loss will be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted under Treasury Regulations Section 1.704-1(b)(2)(iv)(m).

                  (7) DEPRECIATION RECAPTURE. In the event there is any recapture of Depreciation or investment tax credit, the allocation thereof shall be made among the Partners in the same proportion as the deduction for such Depreciation or investment tax credit was allocated.

                  (8) INTEREST IN PARTNERSHIP. Notwithstanding any other provision of this Agreement, no allocation of Profit or Loss (or item of Profit or Loss) will be made to a Partner if the allocation would not have "economic effect" under Treasury Regulations Section 1.704-1(b)(2)(ii)(a) or otherwise would not be in accordance with the Partner's interest in the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(3).

              (D) CURATIVE ALLOCATIONS. The allocations set forth in Section 5.2(C)(1) through (8) (the "Regulatory Allocations") are intended to comply with certain requirements of Treasury Regulations Sections 1.704-1(b) and 1.704-2. The Regulatory Allocations may not be consistent with the manner in which the Partners intend to divide Partnership distributions. Accordingly, the General Partner is authorized to further allocate Profits, Losses, and other items among the Partners in a reasonable manner so as to prevent the Regulatory Allocations from distorting the manner in which Partnership distributions would be divided among the Partners under Section 5.3, but for application of the Regulatory Allocations. In general, the reallocation will be accomplished by specially allocating other Profits, Losses and items of income, gain, loss and deduction, to the extent they exist, among the Partners so that the net amount of the Regulatory Allocations and the special allocations to each Partner is zero. The General Partner may accomplish this result in any reasonable manner that is consistent with Code Section 704 and the related Treasury Regulations.

              (E) TAX ALLOCATIONS.

                  (1) Except as otherwise provided in Section 5.2(E)(2), each item of income, gain, loss and deduction shall be allocated for federal income tax purposes in the same manner as each correlative item of income, gain, loss or deduction, is allocated for book purposes pursuant to the provisions of
Section 5.1 hereof.

                  (2) Notwithstanding anything to the contrary in this Article V, in an attempt to eliminate any Book-Tax Disparity with respect to a Contributed Property, items of income, gain, loss or deduction with respect to each such property shall be allocated for federal income tax purposes among the Partners as follows:

                      (a) Depreciation, Amortization and Other Cost Recovery
                  Items. In the case of each Contributed Property with a Book-Tax Disparity, any item of depreciation, amortization or other cost recovery allowance attributable to such property shall be allocated as follows: (x) first, to Partners (the "Non-Contributing Partners") other than the Partners who contributed such property to the Partnership (or are deemed to have contributed the property pursuant to Section 4.1(A) (the "Contributing Partners") in an amount up to the book allocation of such items made to the NonContributing Partners pursuant to Section 5.1 hereof, pro rata in proportion to the respective amount of book items so allocated to the Non-Contributing Partners pursuant to Section 5.1 hereof; and
                  (y) any remaining depreciation, amortization or other cost recovery allowance to the Contributing Partners in proportion to their Percentage Interests. In no event shall the total depreciation, amortization or other cost recovery allowance allocated hereunder exceed the amount of the Partnership's depreciation, amortization or other cost recovery allowance with respect to such property.

                      (b) Gain or Loss on Disposition. In the event the
                  Partnership sells or otherwise disposes of a Contributed Property with a Book-Tax Disparity, any gain or loss recognized by the Partnership in connection with such sale or other disposition shall be allocated among the Partners as follows: (x) first, any gain or loss shall be allocated to the Contributing Partners in proportion to their Percentage Interests to the extent required to eliminate any Book-Tax Disparity with respect to such property; and (y) any remaining gain or loss shall be allocated among the Partners in the same manner that the correlative items of book gain or loss are allocated among the Partners pursuant to Section 5.1 hereof.

                  (3) In the event the Book Value of a Partnership Asset (including a Contributed Property) is adjusted pursuant to Section 4.4(D) hereof, all items of income, gain, loss or deduction in respect of such property shall be allocated for federal income tax purposes among the Partners in the same manner as provided in Section 5.2(E)(2) hereof to take into account any variation between the fair market value of the property, as determined by the General Partner using such reasonable method of valuation as it may adopt, and the Book Value of such property, both determined as of the date of such adjustment.

                  (4) The General Partner shall have the authority to elect alternative methods to eliminate the Book- Tax Disparity with respect to one or more Contributed Properties, as permitted by Treasury Regulations Sections 1.704-3 and 1.704-3T, and such election shall be binding on all of the Partners.

                  (5) The Partners hereby intend that the allocation of tax items pursuant to this Section 5.2(E) comply with the requirements of Code
Section 704(c) and Treasury Regulations Sections 1.704-3 and 1.704-3T.

                  (6) The allocation of items of income, gain, loss or deduction pursuant to this Section 5.2(E) are solely for federal, state and local income tax purposes, and the Capital Account balances of the Partners shall be adjusted solely for allocations of "book" items in respect of Partnership Assets pursuant to Section 5.1 hereof.

              (F) OTHER ALLOCATION RULES. The following rules will apply to the calculation and allocation of Profits, Losses and other items:

                  (1) Except as otherwise provided in the Agreement, all Profits, Losses and other items allocated to the Partners will be allocated among them in proportion to their Percentage Interests.

                  (2) For purposes of determining the Profits, Losses or any other item allocable to any period, Profits, Losses and other items will be determined on a daily, monthly or other basis, as determined by the General Partner using any permissible method under Code Section 706 and the related Treasury Regulations.

                  (3) Except as otherwise provided in this Agreement, all items of Partnership income, gain, loss and deduction, and other allocations not provided for in this Agreement will be divided among the Partners in the same proportions as they share Profits and Losses, provided that any credits shall be allocated in accordance with Treasury Regulations Section 1.704-1(b)(4)(ii).

                  (4) For purposes of Treasury Regulations Section 1.752-3(a), the Partners hereby agree that any Nonrecourse Liabilities of the Partnership in excess of the sum of (i) the Partnership Minimum Gain and (ii) the aggregate amount of taxable gain that would be allocated to the Partners under Section 704(c) (or in the same manner as Section 704(c) in connection with a revaluation of Partnership property) if the Partnership disposed of (in a taxable transaction) all Partnership property subject to one or more Nonrecourse Liabilities of the Partnership in full satisfaction of such Liabilities and for no other consideration, shall be allocated among the Partners in accordance with their respective shares of Profits. The General Partner shall have discretion in any Fiscal Year to allocate such excess Nonrecourse Liabilities among the Partners (a) in a manner reasonably consistent with allocations (that have substantial economic effect) of some other significant item of Partnership income or gain or (b) in accordance with the manner in which it is reasonably expected that the deductions attributable to the excess Nonrecourse Liabilities will be allocated.

              (G) PARTNER ACKNOWLEDGMENT. The Partners agree to be bound by the provisions of this Section 5.2 in reporting their shares of Partnership income, gain, loss, deduction and credit for income tax purposes.

              (H) REGULATORY COMPLIANCE. The foregoing provisions of this
Section 5.2 relating to the allocation of Profits, Losses and other items for federal income tax purposes are intended to comply with Treasury Regulations Sections 1.704-1(b), 1.704-2, 1.704-3 and 1.704-3T and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

              (I) CLASS B PRIORITY ALLOCATION. The holders of the Class B Units shall be allocated gross income such that, from the inception of the Partnership through the end of the Fiscal Year to which the allocation relates, including the year of liquidation of the Partnership in accordance with Article X, the sum of all priority allocations pursuant to this Section 5.2(I) equals (or approaches as nearly as possible) the sum of all Class B Priority Return Amounts accrued through the end of the Fiscal Year to which the allocation relates.

              (J) CLASS C PRIORITY ALLOCATION. The holders of the Class C Units shall be allocated gross income such that, from the inception of the partnership through the end of the Fiscal Year to which the allocation relates, including the year of liquidation of the Partnership in accordance with Article X, the sum of all priority allocations pursuant to this Section 5.2(J) equals (or approaches as nearly as possible) the sum of all Class C Priority Return Amounts accrued through the end of the fiscal year to which the allocation relates.

              (K) CLASS D PRIORITY ALLOCATION. The holders of Class D Units shall be allocated gross income such that, from the inception of the partnership through the end of the fiscal year to which the allocation relates, including the year of liquidation of the Partnership in accordance with Article X, the sum of all priority allocations pursuant to this Section 5.2(K) equals (or approaches as nearly as possible) the sum of all Class D Priority Return Amounts accrued through the end of the fiscal year to which the allocation relates.

              (L) CLASS E PRIORITY ALLOCATION. The holders of Class E Units shall be allocated gross income such that, from the inception of the partnership through the end of the fiscal year to which the allocation relates, including the year of liquidation of the Partnership in accordance with Article X, the sum of all priority allocations pursuant to this Section 5.2(L) equals (or approaches as nearly as possible) the sum of all Class E Priority Return Amounts accrued through the end of the fiscal year to which the allocation relates.

         SECTION 5.3       DISTRIBUTIONS.

              (A) The General Partner shall cause the Partnership to distribute to the holder of each Class B Unit an amount in cash equal to the cumulative undistributed Class B Priority Return Amount with respect to each such unit (provided that the amount distributable pursuant to this Section 5.3(A) shall not be in excess of the Distributable Cash) on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1997 (or in the case of a Class B Unit with a Class B Deemed Original Issue Date after June 30, 1997, on the first such distribution date following the applicable Class B Deemed Original Issue Date); provided that, if any such distribution date shall be a Saturday, Sunday or day on which banking institutions in the State of New York are authorized or obligated by law to close, or a day which is declared a national or New York State holiday (any of the foregoing, a "Non-business Day"), then such distribution shall be made on the next succeeding day which is not a Non-business Day. Class B Priority Return Amounts that are distributable with respect to a period greater or less than a full Class B Distribution Period shall be computed on the basis of a 360-day year consisting of 12 30-day months.

              (B) The General Partner shall cause the Partnership to distribute to the holder of each Class C Unit an amount in cash equal to the cumulative undistributed Class C Priority Return Amount with respect to each such unit (provided that the amount distributable pursuant to this Section 5.3(B) shall not be in excess of the Distributable Cash) on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1997 (or in the case of a Class C Unit with a Class C Deemed Original Issue Date after September 30, 1997, on the first such distribution date following the applicable Class C Deemed Original Issue Date); provided that, if any such distribution date shall be a Saturday, Sunday or day on which banking institutions in the State of New York are authorized or obligated by law to close, or a day which is declared a national or New York State holiday (any of the foregoing, a "Non-business Day"), then such distribution shall be made on the next succeeding day which is not a Non-business Day. Class C Priority Return Amounts that are distributable with respect to a period greater or less than a full Class C Distribution Period shall be computed on the basis of a 360-day year consisting of 12 30-day months.

              (C) The General Partner shall cause the Partnership to distribute to the holder of each Class D Unit an amount in cash equal to the cumulative undistributed Class D Priority Return Amount with respect to each such unit (provided that the amount distributable pursuant to this Section 5.3(C) shall not be in excess of the Distributable Cash) on March 31, June 30, September 30 and December 31 of each year, commencing on March 31, 1998 (or in the case of a Class D Unit with a Class D Deemed Original Issue Date after March 31, 1998, on the first such distribution date following the applicable Class D Deemed Original Issue Date); provided that, if any such distribution date shall be a Saturday, Sunday or day on which banking institutions in the State of New York are authorized or obligated by law to close, or a day which is declared a national or New York State holiday (any of the foregoing, a "Non-business Day"), then such distribution shall be made on the next succeeding day which is not a Non-business Day. Class D Priority Return Amounts that are distributable with respect to a period greater or less than a full Class D Distribution Period shall be computed on the basis of a 360-day year consisting of 12 30-day months.

              (D) The General Partner shall cause the Partnership to distribute to the holder of each Class E Unit an amount in cash equal to the cumulative undistributed Class E Priority Return Amount with respect to each such unit (provided that the amount distributable pursuant to this Section 5.3(D) shall not be in excess of the Distributable Cash) on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1998 (or in the case of a Class E Unit with a Class E Deemed Original Issue Date after June 30, 1998, on the first such distribution date following the applicable Class E Deemed Original Issue Date); provided that, if any such distribution date shall be a Saturday, Sunday or day on which banking institutions in the State of New York are authorized or obligated by law to close, or a day which is declared a national or New York State holiday (any of the foregoing, a "Non-business Day"), then such distribution shall be made on the next succeeding day which is not a Non-business Day. Class E Priority Return Amounts that are distributable with respect to a period greater or less than a full Class E Distribution Period shall be computed on the basis of a 360-day year consisting of 12 30-day months.

              (E) After giving effect to Sections 5.3(A), (B), (C) and (D), if applicable, the General Partner shall have the authority to cause the Partnership to make distributions from time to time as it determines, including without limitation, distributions which are sufficient to enable the General Partner to (i) maintain its status as a REIT, (ii) avoid the imposition of any tax under Code Section 857 and (iii) avoid the imposition of any excise tax under Code Section 4981. Except as otherwise expressly set forth in this Section 5.3(E), all Distributions pursuant to this Section 5.3 shall be made on a pari passu basis.

              (F) Distributions pursuant to Section 5.3(E) shall be made pro rata among the Partners of record on the Record Date established by the General Partner for the distribution, in accordance with their respective Percentage Interests, without regard to the length of time the record holder has been such except that the first distribution paid on Units issued after June 1, 1996 shall be pro rated to reflect the actual portion of the period for which the distribution is being paid during which such Units were outstanding, or shall be in such other amount or computed on such other basis as may be agreed by the General Partner and the holders of such Units, provided that such other amount or the amount so computed, as applicable, may not exceed the aforementioned pro rated amount.

              (G) The General Partner shall use its reasonable efforts to make distributions to the Partners so as to preclude any distribution or portion thereof from being treated as part of a sale of property to the Partnership by a Partner under Section 707 of the Code or the Treasury Regulations thereunder; provided that the General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of any distribution to a Partner being so treated.

         SECTION 5.4 DISTRIBUTION UPON REDEMPTION. Notwithstanding any other provision hereof, proceeds of (i) a Class B Redemption shall be distributed to the Class B Limited Partner in accordance with Section 9.1(C), (ii) a Class C Redemption shall be distributed to the Class C Limited Partner in accordance with Section 9.1(D),

(iii) a Class D Redemption shall be distributed to the Class D Limited Partner in accordance with Section 9.1(E) and (iv) a Class E Redemption shall be distributed to the Class E Limited Partner in accordance with Section 9.1(F).

         SECTION 5.5 DISTRIBUTIONS UPON LIQUIDATION. Notwithstanding any other provision hereof, proceeds of a Terminating Capital Transaction shall be distributed to the Partners in accordance with Section 10.2.

         SECTION 5.6 AMOUNTS WITHHELD. All amounts withheld pursuant to the Code or any provision of state or local tax law and Section 7.6 of this Agreement with respect to any allocation, payment or distribution to the General Partner, the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner, the Class E Limited Partner, the Limited Partners or Assignees shall be treated as amounts distributed to such General Partner, the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner, the Class E Limited Partner, the Limited Partners or Assignees, as applicable, pursuant to
Section 5.3 of this Agreement.

--------------------------------------------------------------------------------
                       ARTICLE VI - PARTNERSHIP MANAGEMENT
--------------------------------------------------------------------------------

         SECTION 6.1       MANAGEMENT AND CONTROL OF PARTNERSHIP BUSINESS.

              (A) Except as otherwise expressly provided or limited by the provisions of this Agreement, the General Partner shall have full, exclusive and complete discretion to manage the business and affairs of the Partnership, to make all decisions affecting the business and affairs of the Partnership and to take all such action as it deems necessary or appropriate to accomplish the purposes of the Partnership as set forth herein. Except as set forth in this Agreement, the Limited Partners shall not have any authority, right, or power to bind the Partnership, or to manage, or to participate in the management of the business and affairs of the Partnership in any manner whatsoever. Such management shall in every respect be the full and complete responsibility of the General Partner alone as herein provided.

              (B) In carrying out the purposes of the Partnership, the General Partner shall be authorized to take all actions it deems necessary and appropriate to carry on the business of the Partnership. The Limited Partners, the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner and the Class E Limited Partner, by execution hereof, agree that the General Partner is authorized to execute, deliver and perform any agreement and/or transaction on behalf of the Partnership.

              (C) The General Partner and its Affiliates may acquire Limited Partner Interests from Limited Partners who agree so to transfer Limited Partner Interests or from the Partnership in accordance with Section 4.2(a). Any Limited Partner Interest acquired by the General Partner shall be converted into a General Partner Interest. Upon acquisition of any Limited Partner Interest, any Affiliate of the General Partner shall have all the rights of a Limited Partner.

         SECTION 6.2       NO MANAGEMENT BY LIMITED PARTNERS; LIMITATION OF
                           LIABILITY.

              (A) Neither the Limited Partners, in their capacity as Limited Partners, the Class B Limited Partner, in its capacity as Class B Limited Partner, the Class C Limited Partner, in its capacity as Class C Limited Partner, the Class D Limited Partner, in its capacity as Class D Limited Partner, nor the Class E Limited Partner, in its capacity as Class E Limited Partner, shall take part in the day-to-day management, operation or control of the business and affairs of the Partnership or have any right, power, or authority to act for or on behalf of or to bind the Partnership or transact any business in the name of the Partnership. Neither the Limited Partners, the Class B

Limited Partner, in its capacity as Class B Limited Partner, the Class C Limited Partner, in its capacity as Class C Limited Partner, the Class D Limited Partner, in its capacity as Class D Limited Partner, nor the Class E Limited Partner, in its capacity as Class E Limited Partner, shall have any rights other than those specifically provided herein or granted by law where consistent with a valid provision hereof. Any approvals rendered or withheld by the Limited Partners, the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner or the Class E Limited Partner pursuant to this Agreement shall be deemed as consultation with or advice to the General Partner in connection with the business of the Partnership and, in accordance with the Act, shall not be deemed as participation by the Limited Partners, the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner or the Class E Limited Partner in the business of the Partnership and are not intended to create any inference that the Limited Partners, the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner or the Class E Limited Partner should be classified as general partners under the Act.

              (B) Neither the Limited Partner, the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner nor the Class E Limited Partner shall have any liability under this Agreement except with respect to withholding under Section 7.6, in connection with a violation of any provision of this Agreement by such Limited Partner, the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner or the Class E Limited Partner or as provided in the Act.

              (C) The General Partner shall not take any action which would subject a Limited Partner (in its capacity as Limited Partner), the Class B Limited Partner (in its capacity as Class B Limited Partner), the Class C Limited Partner (in its capacity as Class C Limited Partner), the Class D Limited Partner (in its capacity as Class D Limited Partner) or the Class E Limited Partner (in its capacity as Class E Limited Partner) to liability as a general partner.

         SECTION 6.3       LIMITATIONS ON PARTNERS.

              (A) No Partner or Affiliate of a Partner shall have any authority to perform (i) any act in violation of any applicable law or regulation thereunder, (ii) any act prohibited by Section 6.2(C), or (iii) any act which is required to be Consented to or ratified pursuant to this Agreement without such Consent or ratification.

              (B) No action shall be taken by a Partner if it would cause the Partnership to be treated as an association taxable as a corporation for federal income tax purposes or, without the consent of the General Partner, as a publicly-traded partnership within the meaning of Section 7704 of the Code. A determination of whether such action will have the above described effect shall be based upon a declaratory judgment or similar relief obtained from a court of competent jurisdiction, a favorable ruling from the IRS or the receipt of an opinion of counsel.

         SECTION 6.4       BUSINESS WITH AFFILIATES.

              (A) The General Partner, in its discretion, may cause the Partnership to transact business with any Partner or its Affiliates for goods or services reasonably required in the conduct of the Partnership's business; provided that any such transaction shall be effected only on terms competitive with those that may be obtained in the marketplace from unaffiliated Persons. The foregoing proviso shall not apply to transactions between the Partnership and its Subsidiaries. In addition, neither the General Partner nor any Affiliate of the General Partner may sell, transfer or otherwise convey any property to, or purchase any property from, the Partnership, except (i) on terms competitive with those that may be obtained in the marketplace from unaffiliated Persons or
(ii) where the General Partner determines, in its sole judgment, that such sale, transfer or conveyance confers benefits on the General Partner or the Partnership in respect of matters of tax or corporate or financial structure; provided, in the case of this clause (ii), such sale, transfer, or conveyance is not being effected for the purpose of materially disadvantaging the Limited Partners.

              (B) In furtherance of Section 6.4(A), the Partnership may lend or contribute to its Subsidiaries on terms and conditions established by the General Partner.

         SECTION 6.5 COMPENSATION; REIMBURSEMENT OF EXPENSES. In consideration for the General Partner's services to the Partnership in its capacity as General Partner, the Partnership shall pay on behalf of or reimburse to the General Partner (i) all expenses of the General Partner incurred in connection with the management of the business and affairs of the Partnership, including all employee compensation of employees of the General Partner and indemnity or other payments made pursuant to agreements entered into in furtherance of the Partnership's business, (ii) all amounts payable by the General Partner under the Registration Rights Agreement and (iii) all general and administrative expenses incurred by the General Partner. Except as otherwise set forth in this Agreement, the General Partner shall be fully and entirely reimbursed by the Partnership for any and all direct and indirect costs and expenses incurred in connection with the organization and continuation of the Partnership pursuant to this Agreement. In addition, the General Partner shall be reimbursed for all expenses incurred by the General Partner in connection with (i) the initial public offering of REIT Shares by the General Partner and (ii) any other issuance of additional Partnership Interests or REIT Shares.

         SECTION 6.6       LIABILITY FOR ACTS AND OMISSIONS.

              (A) The General Partner shall not be liable, responsible or accountable in damages or otherwise to the Partnership or any of the other Partners for any act or omission performed or omitted in good faith on behalf of the Partnership and in a manner reasonably believed to be (i) within the scope of the authority granted by this Agreement and (ii) in the best interests of the Partnership or the stockholders of the General Partner. In exercising its authority hereunder, the General Partner may, but shall not be under any obligation to, take into account the tax consequences to any Partner of any action it undertakes on behalf of the Partnership. Neither the General Partner nor the Partnership shall have any liability as a result of any income tax liability incurred by a Partner as a result of any action or inaction of the General Partner hereunder and, by their execution of this Agreement, the Limited Partners acknowledge the foregoing.

              (B) Unless otherwise prohibited hereunder, the General Partner shall be entitled to exercise any of the powers granted to it and perform any of the duties required of it under this Agreement directly or through any agent. The General Partner shall not be responsible for any misconduct or negligence on the part of any agent; provided that the General Partner selected or appointed such agent in good faith.

                  (1) The General Partner acknowledges that it owes fiduciary duties both to its stockholders and to the Limited Partners and it shall use its reasonable efforts to discharge such duties to each; provided, however, that in the event of a conflict between the interests of the stockholders of the General Partner and the interests of the Limited Partners, the Limited Partners agree that the General Partner shall discharge its fiduciary duties to the Limited Partners by acting in the best interests of the General Partner's stockholders. Nothing contained in the preceding sentence shall be construed as entitling the General Partner to realize any profit or gain from any transaction between the General Partner and the Partnership (except in connection with a distribution in accordance with this Agreement), including from the lending of money by the General Partner to the Partnership or the contribution of property by the General Partner to the Partnership, it being understood that in any such transaction the General Partner shall be entitled to cost recovery only.

         SECTION 6.7       INDEMNIFICATION.

              (A) The Partnership shall indemnify the General Partner and each director, officer and stockholder of the General Partner and each Person (including any Affiliate) designated as an agent by the General Partner in its reasonable discretion (each, an "Indemnified Party") to the fullest extent permitted under the Act (including any procedures set forth therein regarding advancement of expenses to such Indemnified Party) from and against any and all losses, claims, damages, liabilities, expenses (including reasonable attorneys' fees), judgments, fines, settlements and any other amounts arising out of or in connection with any claims, demands, actions, suits or proceedings (civil, criminal or administrative) relating to or resulting (directly or indirectly) from the operations of the Partnership, in which such Indemnified Party becomes involved, or reasonably believes it may become involved, as a result of the capacity referred to above.

              (B) The Partnership shall have the authority to purchase and maintain such insurance policies on behalf of the Indemnified Parties as the General Partner shall determine, which policies may cover those liabilities the General Partner reasonably believes may be incurred by an Indemnified Party in connection with the operation of the business of the Partnership. The right to procure such insurance on behalf of the Indemnified Parties shall in no way mitigate or otherwise affect the right of any such Indemnified Party to indemnification pursuant to Section 6.7(A) hereof.

              (C) The provisions of this Section 6.7 are for the benefit of the Indemnified Parties, their heirs, successors, assigns and administrators and shall not be deemed to create any rights in or benefit to any other Person.


--------------------------------------------------------------------------------
             ARTICLE VII - ADMINISTRATIVE, FINANCIAL AND TAX MATTERS
--------------------------------------------------------------------------------

         SECTION 7.1 BOOKS AND RECORDS. The General Partner shall maintain at the office of the Partnership full and accurate books of the Partnership showing all receipts and expenditures, assets and liabilities, profits and losses, names and current addresses of Partners, and all other records necessary for recording the Partnership's business and affairs. Each Limited Partner shall have, upon written demand and at such Limited Partner's expense, the right to receive true and complete information regarding Partnership matters to the extent required (and subject to the limitations) under Delaware law.

         SECTION 7.2 ANNUAL AUDIT AND ACCOUNTING. The books and records of the Partnership shall be kept for financial and tax reporting purposes on the accrual basis of accounting in accordance with generally accepted accounting principles ("GAAP"). The accounts of the Partnership shall be audited annually by a nationally recognized accounting firm of independent public accountants selected by the General Partner (the "Independent Accountants").

         SECTION 7.3 PARTNERSHIP FUNDS. The General Partner shall have responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in its direct or indirect possession or control. All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking institutions as the General Partner shall determine, and withdrawals shall be made only in the regular course of Partnership business on such signatures as the General Partner may from time to time determine.

         SECTION 7.4 REPORTS AND NOTICES. The General Partner shall provide all Partners with the following reports no later than the dates indicated or as soon thereafter as circumstances permit:

              (A) By March 31 of each year, IRS Form 1065 and Schedule K-1, or similar forms as may be required by the IRS, stating each Partner's allocable share of income, gain, loss, deduction or credit for the prior Fiscal Year;

              (B) Within ninety (90) days after the end of each of the first three (3) fiscal quarters, as of the last day of the fiscal quarter, a report containing unaudited financial statements of the Partnership, or of the General Partner if such statements are prepared on a consolidated basis with the General Partner, and such other information as may be legally required or determined to be appropriate by the General Partner; and

              (C) Within one hundred twenty (120) days after the end of each Fiscal Year, as of the close of the Fiscal Year, an annual report containing audited financial statements of the Partnership, or of the General Partner if such statements are prepared on a consolidated basis with the General Partner, presented in accordance with GAAP and certified by the Independent Accountants.

         SECTION 7.5       TAX MATTERS.

              (A) The General Partner shall be the Tax Matters Partner of the Partnership for federal income tax matters pursuant to Code Section 6231(a)(7)(A). The Tax Matters Partner is authorized and required to represent the Partnership (at the expense of the Partnership) in connection with all examinations of the affairs of the Partnership by any federal, state, or local tax authorities, including any resulting administrative and judicial proceedings, and to expend funds of the Partnership for professional services and costs associated therewith. The Tax Matters Partner shall deliver to the Limited Partners within ten (10) business days of the receipt thereof a copy of any notice or other communication with respect to the Partnership received from the IRS (or other governmental tax authority), or any court, in each case with respect to any administrative or judicial proceeding involving the Partnership. The Partners agree to cooperate with each other in connection with the conduct of all proceedings pursuant to this Section 7.5(A).

              (B) The Tax Matters Partner shall receive no compensation for its services in such capacity. If the Tax Matters Partner incurs any costs related to any tax audit, declaration of any tax deficiency or any administrative proceeding or litigation involving any Partnership tax matter, such amount shall be an expense of the Partnership and the Tax Matters Partner shall be entitled to full reimbursement therefor.

              (C) The General Partner shall cause to be prepared all federal, state and local income tax returns required of the Partnership at the Partnership's expense.

              (D) Except as set forth herein, the General Partner shall determine whether to make (and, if necessary, revoke) any tax election available to the Partnership under the Code or any state tax law; provided, however, upon the request of any Partner, the General Partner shall make the election under Code Section 754 and the Treasury Regulations promulgated thereunder. The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership in accordance with the provisions of Code Section 709.

         SECTION 7.6 WITHHOLDING. Each Partner hereby authorizes the Partnership to withhold from or pay to any taxing authority on behalf of such Partner any tax that the General Partner determines the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Partner. Any amount paid to any taxing authority which does not constitute a reduction in the amount otherwise distributable to such Partner shall be treated as a loan from the Partnership to such Partner, which loan shall bear interest at the "prime rate" as published from time to time in The Wall Street Journal plus two
(2) percentage points, and shall be repaid within ten (10) business days after request for repayment from the General Partner. The obligation to repay any such loan shall be secured by such Partner's Partnership Interest and each Partner hereby grants the Partnership a security interest in his Partnership Interest for the purposes set forth in this Section 7.6, this Section 7.6 being intended to serve as a security agreement for purposes of the Uniform Commercial Code with the General Partner having in respect hereof all of the remedies of a secured party under the Uniform Commercial Code. Each Partner agrees to take such reasonable actions as the General Partner may request to perfect and continue the perfection of the security interest granted hereby. In the event any Partner fails to repay any deemed loan pursuant to this Section 7.6 the Partnership shall be entitled to avail itself of any rights and remedies it may have. Furthermore, upon the expiration of ten (10) business days after demand for payment, the General Partner shall have the right, but not the obligation, to make the payment to the Partnership on behalf of the defaulting Partner and thereupon be subrogated to the rights of the Partnership with respect to such defaulting Partner.

--------------------------------------------------------------------------------
    ARTICLE VIII - TRANSFER OF PARTNERSHIP INTERESTS; ADMISSIONS OF PARTNERS
--------------------------------------------------------------------------------

         SECTION 8.1 TRANSFER BY GENERAL PARTNER. The General Partner may not voluntarily withdraw or Transfer all or any portion of its General Partner Interest. Notwithstanding the foregoing, the General Partner may pledge its General Partner Interest in furtherance of the Partnership's business (including without limitation, in connection with a loan agreement under which the Partnership is a borrower) without the consent of any Partner.

         SECTION 8.2 OBLIGATIONS OF A PRIOR GENERAL PARTNER. Upon an Involuntary Withdrawal of the General Partner and the subsequent Transfer of the General Partner's Interest, such General Partner shall (i) remain liable for all obligations and liabilities (other than Partnership liabilities payable solely from Partnership Assets) incurred by it as General Partner before the effective date of such event and (ii) pay all costs associated with the admission of its Successor General Partner. However, such General Partner shall be free of and held harmless by the Partnership against any obligation or liability incurred on account of the activities of the Partnership from and after the effective date of such event, except as provided in this Agreement.

         SECTION 8.3 SUCCESSOR GENERAL PARTNER. A successor to all of a General Partner's General Partner Interest who is proposed to be admitted to the Partnership as a Successor General Partner shall be admitted as the General Partner, effective upon the Transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In addition, the following conditions must be satisfied:

              (A) The Person shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner; and

              (B) An amendment to this Agreement evidencing the admission of such Person as a General Partner shall have been executed by all General Partners and an amendment to the Certificate shall have been filed for recordation as required by the Act.

              (C) Any consent required under Section 10.1(A) shall have been obtained.

         SECTION 8.4       RESTRICTIONS ON TRANSFER AND WITHDRAWAL BY LIMITED
                           PARTNER.

              (A) Subject to the provisions of Section 8.4(D), no Limited Partner may Transfer all or any portion of his Partnership Interest without first obtaining the Consent of the General Partner, which Consent may be granted or withheld in the sole and absolute discretion of the General Partner. Any such purported transfer undertaken without such Consent shall be considered to be null and void ab initio and shall not be given effect. Each Limited Partner acknowledges that the General Partner has agreed not to grant any such consent prior to the Transfer Restriction Date.

              (B) No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer (i.e., a Transfer consented to as contemplated by clause (A) above or clause (D) below or a Transfer pursuant to clause (C) below) of all of his Partnership Units pursuant to this Article VIII or pursuant to a redemption or exchange of all of his Partnership Units pursuant to Article IX. Upon the permitted Transfer or redemption of all of a Limited Partner's Partnership Units, such Limited Partner shall cease to be a Limited Partner.

              (C) Upon the Involuntary Withdrawal of any Limited Partner (which shall under no circumstance cause the dissolution of the Partnership), the executor, administrator, trustee, guardian, receiver or conservator of such Limited Partner's estate shall become a Substituted Limited Partner upon compliance with the provisions of Section 8.5(A)(1)-(3).

              (D) Subject to clause (E) below, a Limited Partner may Transfer, with the Consent of the General Partner, all or a portion of his Partnership Units to (a) a parent or parents, spouse, natural or adopted descendant or descendants, spouse of such a descendant, or brother or sister, or a trust created by such Limited Partner for the benefit of such Limited Partner and/or any such person(s), of which trust such Limited Partner or any such person(s) is a trustee, (b) a corporation controlled by a Person or Persons named in (a) above, or (c) if the Limited Partner is an entity, its beneficial owners, and the General Partner shall grant its Consent to any Transfer pursuant to this
Section 8.4(D) unless such Transfer, in the reasonable judgment of the General Partner, would cause (or have the potential to cause) the General Partner to fail to qualify for taxation as a REIT, in which case the General Partner shall have the absolute right to refuse to permit such Transfer, and any purported Transfer in violation of this Section 8.4(D) shall be null and void ab initio.

              (E) No Transfer of Limited Partnership Units shall be made if such Transfer would (i) in the opinion of Partnership counsel, cause the Partnership to be terminated for federal income tax purposes or to be treated as an association taxable as a corporation (rather than a partnership) for federal income tax purposes; (ii) be effected through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Code Section 7704 and the Treasury Regulations thereunder, (iii) in the opinion of Partnership counsel, violate the provisions of applicable securities laws; (iv) violate the terms of (or result in a default or acceleration under) any law, rule, regulation, agreement or commitment binding on the Partnership; (v) cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in
Section 4975(e) of the Code); (vi) in the opinion of counsel to the Partnership, cause any portion of the underlying assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations
Section 2510.3-101; or (vii) result in a deemed distribution to any Partner attributable to a failure to meet the requirements of Treasury Regulations
Section 1.752-2(d)(1), unless such Partner consents thereto.

              (F) Prior to the consummation of any Transfer under this Section 8.4, the transferor and/or the transferee shall deliver to the General Partner such opinions, certificates and other documents as the General Partner shall request in connection with such Transfer.

         SECTION 8.5       SUBSTITUTED LIMITED PARTNER.

              (A) No transferee shall become a Substituted Limited Partner in place of his assignor unless and until the following conditions have been satisfied:

                  (1) The assignor and transferee file a Notice or other evidence of Transfer and such other information reasonably required by the General Partner, including, without limitation, names, addresses and telephone numbers of the assignor and transferee;

                  (2) The transferee executes, adopts and acknowledges this Agreement, or a counterpart hereto, and such other documents as may be reasonably requested by the General Partner, including without limitation, all documents necessary to comply with applicable tax and/or securities rules and regulations;

                  (3) The assignor or transferee pays all costs and fees incurred or charged by the Partnership to effect the Transfer and substitution; and

                  (4) The assignor or transferee obtains the written Consent of the General Partner, which may be given or withheld in its sole and absolute discretion.

              (B) If a transferee of a Limited Partner does not become a Substituted Limited Partner pursuant to Section 8.5(A), such transferee shall be an Assignee and shall not have any rights to require any information on account of the Partnership's business, to inspect the Partnership's books or to vote or otherwise take part in the affairs of the Partnership (such Partnership Units being deemed to have been voted in the same proportion as all other Partnership Units held by Limited Partners have been voted). Such Assignee shall be entitled, however, to all the rights of an assignee of a limited partnership interest under the Act. Any Assignee wishing to Transfer the Partnership Units acquired shall be subject to the restrictions set forth in this Article VIII.

         SECTION 8.6 TIMING AND EFFECT OF TRANSFERS. Unless the General Partner agrees otherwise, Transfers under this Article VIII may only be made as of the first day of a fiscal quarter of the Partnership. Upon any Transfer of a Partnership Interest in accordance with this Article VIII or redemption of a Partnership Interest in accordance with Article IX, the Partnership shall allocate all items of Profit and Loss between the assignor Partner and the transferee Partner in accordance with Section 5.2(F)(2) hereof. The assignor Partner shall have the right to receive all distributions as to which the Record Date precedes the date of Transfer and the transferee Partner shall have the right to receive all distributions thereafter.

         SECTION 8.7 ADDITIONAL LIMITED PARTNERS. Other than in accordance with the transactions specified in the Contribution Agreements, after the initial execution of this Agreement and the admission to the Partnership of the Initial Limited Partners, any Person making a Capital Contribution to the Partnership in accordance herewith shall be admitted as an Additional Limited Partner of the Partnership only (i) with the Consent of the General Partner and (ii) upon execution, adoption and acknowledgment of this Agreement, or a counterpart hereto, and such other documents as may be reasonably requested by the General Partner, including without limitation, the power of attorney required under
Section 12.3. Upon satisfaction of the foregoing requirements, such Person shall be admitted as an Additional Limited Partner effective on the date upon which the name of such Person is recorded on the books of the Partnership.

         SECTION 8.8 AMENDMENT OF AGREEMENT AND CERTIFICATE. Upon any admission of a Person as a Partner to the Partnership, the General Partner shall make any necessary amendment to this Agreement to reflect such admission and, if required by the Act, to cause to be filed an amendment to the Certificate.

--------------------------------------------------------------------------------
                             ARTICLE IX - REDEMPTION
--------------------------------------------------------------------------------

              SECTION 9.1      RIGHT OF REDEMPTION.

                  (A) Subject to any restriction on the General Partner, which restriction may arise as a result of the REIT Charter, the laws governing the General Partner or otherwise (a "Redemption Restriction"), beginning on the Redemption Effective Date, during each Redemption Period each Redeeming Party shall have the right to require the Partnership to redeem all or a portion of the Partnership Units held by such Redeeming Party by providing the General Partner with a Redemption Notice. A Limited Partner may invoke its rights under this Article IX with respect to 100 Partnership Units or an integral multiple thereof or all of the Partnership Units held by such Limited Partner. Upon the General Partner's receipt of a Redemption Notice from a Redeeming Party, the Partnership shall be obligated (subject to the existence of any Redemption Restriction) to redeem the Partnership Units from such Redeeming Party (the "Redemption Obligation").

                  (B) Upon receipt of a Redemption Notice from a Redeeming Party, the General Partner shall either (i) cause the Partnership to redeem the Partnership Units tendered in the Redemption Notice, (ii) assume the Redemption Obligation, as set forth in Section 9.4, or (iii) provide written Notice to the Redeeming Party of each applicable Redemption Restriction.

                  (C) On and after May 14, 2002 at any time or from time to time, the Partnership may redeem all or such other number of Class B Units (any such redemption, a "Class B Redemption") at a cash redemption price per Class B Unit equal to that portion of the Capital Contribution of the Class B Limited Partner allocable to each such unit, plus all accumulated and unpaid Priority Return Amounts to the date of Class B Redemption (such price, the "Class B Redemption Price"). Upon any Class B Redemption, an amount equal to the product of the Class B Redemption Price and the number of Class B Units redeemed by the Partnership shall be distributed by the Partnership to the Class B Limited Partner.

                  (D) On and after June 6, 2007 at any time or from time to time, the Partnership may redeem all or such other number of Class C Units (any such redemption, a "Class C Redemption") at a cash redemption price per Class C Unit equal to that portion of the Capital Contribution of the Class C Limited Partner allocable to each such unit, plus all accumulated and unpaid Class C Priority Return Amounts to the date of Class C Redemption (such price, the "Class C Redemption Price"). Upon any Class C Redemption, an amount equal to the product of the Class C Redemption Price and the number of Class C Units redeemed by the Partnership shall be distributed by the Partnership to the Class C Limited Partner.

                  (E) On and after February 4, 2003 at any time or from time to time, the Partnership may redeem all or such other number of Class D Units (any such redemption, a "Class D Redemption") at a cash redemption price per Class D Unit equal to that portion of the Capital Contribution of the Class D Limited Partner allocable to each such unit, plus all accumulated and unpaid Class D Priority Return Amounts to the date of Class D Redemption (such price, the "Class D Redemption Price"). Upon any Class D Redemption, an amount equal to the product of the Class D Redemption Price and the number of Class D Units redeemed by the Partnership shall be distributed by the Partnership to the Class D Limited Partner. The Class D Redemption Price (other than the portion thereof consisting of accumulated and unpaid Class D Priority Return Amounts) is payable solely out of the sale proceeds of an issuance of capital stock of the General Partner. For purposes of the immediately preceding sentence "capital stock" means any common stock, preferred stock, depositary shares, interests, participations or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity interests or options to purchase any of the foregoing).

                  (F) On and after March 18, 2003 at any time or from time to time, the Partnership may redeem all or such other number of Class E Units (any such redemption, a "Class E Redemption") at a cash redemption price per Class E Unit equal to that portion of the Capital Contribution of the Class E Limited Partner allocable to each such unit, plus all accumulated and unpaid Class E Priority Return Amounts to the date of Class E Redemption (such price, the "Class E Redemption Price"). Upon any Class E Redemption, an amount equal to the product of the Class E Redemption Price and the number of Class E Units redeemed by the Partnership shall be distributed by the Partnership to the Class E Limited Partner. The Class E Redemption Price (other than the portion thereof consisting of accumulated and unpaid Class E Priority Return Amounts) is payable solely out of the sale proceeds of an issuance of capital stock of the General Partner. For purposes of the immediately preceding sentence "capital stock" means any common stock, preferred stock, depositary shares, interests, participations or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity interests or options to purchase any of the foregoing).

         SECTION 9.2 TIMING OF REDEMPTION. The Redemption Obligation (or the obligation to provide Notice of an applicable Redemption Restriction, if one exists) shall mature on the date which is seven (7) business days after the receipt by the General Partner of a Redemption Notice from the Redeeming Party (the "Redemption Date").

         SECTION 9.3 REDEMPTION PRICE. On or before the Redemption Date, the Partnership (or the General Partner if it elects pursuant to Section 9.4) shall deliver to the Redeeming Party, in the sole and absolute discretion of the General Partner either (i) a Share Payment or (ii) a Cash Payment. In order to enable the Partnership to effect a redemption by making a Share Payment pursuant to this Section 9.3, the General Partner in its sole and absolute discretion may issue to the Partnership the number of REIT Shares required to make such Share Payment in exchange for the issuance to the General Partner of Partnership Units equal in number to the quotient of the number of REIT Shares issued and Conversion Factor.

         SECTION 9.4 ASSUMPTION OF REDEMPTION OBLIGATION. Upon receipt of a Redemption Notice, the General Partner, in its sole and absolute discretion, shall have the right to assume the Redemption Obligation of the Partnership. In such case, the General Partner shall be substituted for the Partnership for all purposes of this Article IX and, upon acquisition of the Partnership Units tendered by the Redeeming Party pursuant to the Redemption Notice shall be treated for all purposes of this Agreement as the owner of such Partnership Units. Such exchange transaction shall be treated for federal income tax purposes by the Partnership, the General Partner and the Redeeming Party as a sale by the Redeeming Party as seller to the General Partner as purchaser.

         SECTION 9.5 FURTHER ASSURANCES; CERTAIN REPRESENTATIONS. Each party to this Agreement agrees to execute any documents deemed reasonably necessary by the General Partner to evidence the issuance of any Share Payment to a Redeeming Party. Notwithstanding anything herein to the contrary, each holder of First Highland Units agrees that, if the General Partner shall elect to satisfy a Redemption Obligation with respect to First Highland Units by making a Share Payment, such Redemption Obligation shall mature on the date which is seven (7) business days after receipt by the Partnership and the General Partner of documents similar to the "Investor Materials" submitted in connection with the sale of the First Highland Properties to the Partnership and any other similar documents reasonably required by, and in form reasonably satisfactory to, the Partnership. Each Limited Partner, by executing this Agreement, shall be deemed to have represented to the General Partner and the Partnership that (i) its acquisition of its Partnership Interest on the date hereof is made as a principal for its own account, for investment purposes only and not with a view to the resale or distribution of such Partnership Interest and (ii) if it shall receive REIT Shares pursuant to this Article IX other than pursuant to an effective registration statement under the Securities Act of 1933, as amended, that its acquisition of such REIT Shares is made as a principal for its own account, for investment purposes only and not with a view to the resale or distribution of such REIT Shares and agrees that such REIT Shares may bear a legend to the effect that such REIT Shares have not been so registered and may not be sold other than pursuant to such a registration statement or an exemption from the registration requirements of such Act.

         SECTION 9.6 EFFECT OF REDEMPTION. Upon the satisfaction of the Redemption Obligation by the Partnership or the General Partner, as the case may be, the Redeeming Party shall have no further right to receive any Partnership distributions in respect of the Partnership Units so redeemed and shall be deemed to have represented to the Partnership and the General Partner that the Partnership Units tendered for redemption are not subject to any liens, claims or encumbrances. Upon a Class B Redemption by the Partnership, the Class B Limited Partner shall have no further right to receive any Partnership distributions or allocations in respect of the Class B Units so redeemed. Upon a Class C Redemption by the Partnership, the Class C Limited Partner shall have no further right to receive any Partnership distributions or allocations in respect of the Class C Units so redeemed. Upon a Class D Redemption by the Partnership, the Class D Limited Partner shall have no further right to receive any Partnership distributions in respect of the Class D Units so redeemed. Upon a Class E Redemption by the Partnership, the Class E Limited Partner shall have no further right to receive any Partnership distributions in respect of the Class E Units so redeemed.

         SECTION 9.7 REGISTRATION RIGHTS. In the event a Limited Partner receives REIT Shares in connection with a redemption of Partnership Units originally issued to Initial Limited Partners on June 30, 1994 pursuant to this
Article IX, such Limited Partner shall be entitled to have such REIT Shares registered under the Securities Act of 1933, as amended, as provided in the Registration Rights Agreement.

--------------------------------------------------------------------------------
                     ARTICLE X - DISSOLUTION AND LIQUIDATION
--------------------------------------------------------------------------------

         SECTION 10.1 TERM AND DISSOLUTION. The Partnership commenced as of November 23, 1993, and shall continue until December 31, 2092, at which time the Partnership shall dissolve or until dissolution occurs prior to that date for any one of the following reasons:

              (A) An Involuntary Withdrawal or a voluntary withdrawal, even though in violation of this Agreement, of the General Partner unless, within ninety (90) days after such event of withdrawal all the remaining Partners agree in writing to the continuation of the Partnership and to the appointment of a Successor General Partner;

              (B) Entry of a decree of judicial dissolution of the Partnership under the Act; or

              (C) The sale, exchange or other disposition of all or substantially all of the Partnership Assets.

         SECTION 10.2 LIQUIDATION OF PARTNERSHIP ASSETS.

              (A) Subject to Section 10.2(E), in the event of dissolution pursuant to Section 10.1, the Partnership shall continue solely for purposes of winding up the affairs of, achieving a final termination of, and satisfaction of the creditors of, the Partnership. The General Partner (or, if there is no General Partner remaining, any Person elected by a majority in interest of the Limited Partners (the "Liquidator")) shall be responsible for oversight of the winding up and dissolution of the Partnership. The Liquidator shall obtain a full accounting of the assets and liabilities of the Partnership and such Partnership Assets shall be liquidated (including, at the discretion of the Liquidator, in exchange, in whole or in part, for REIT Shares) as promptly as the Liquidator is able to do so without any undue loss in value, with the proceeds therefrom applied and distributed in the following order:

                  (1) First, to the discharge of Partnership debts and liabilities to creditors other than Partners;

                  (2) Second, to the discharge of Partnership debts and liabilities to the Partners;

                  (3) Third, after giving effect to all contributions, distributions, and allocations for all periods, to (i) the Class B Limited Partner in an amount equal to any unpaid Class B Priority Return Amounts, (ii) the Class C Limited Partner in an amount equal to any unpaid Class C Priority Return Amounts, (iii) the Class D Limited Partner in an amount equal to any unpaid Class D Priority Return Amounts, and (iv) the Class E Limited Partner in an amount equal to any unpaid Class E Priority Return Amounts, provided, that if the proceeds are inadequate to pay all of the unpaid Class B Priority Return Amounts, the unpaid Class C Priority Return Amounts, the unpaid Class D Priority Return Amounts, and the unpaid Class E Priority Return Amounts, such proceeds shall be distributed to the Class B Limited Partner, the Class C Limited Partner, the Class D Limited Partner and the Class E Limited Partner pro rata based on the unpaid Class B Priority Return Amounts, the unpaid Class C Priority Return Amounts, the unpaid Class D Priority Return Amounts, and the unpaid Class E Priority Return Amounts;

                  (4) The balance, if any, to the Partners in accordance with their positive Capital Accounts after giving effect to all contributions, distributions and allocations for all periods.

              (B) In accordance with Section 10.2(A), the Liquidator shall proceed without any unnecessary delay to sell and otherwise liquidate the Partnership Assets; provided, however, that if the Liquidator shall determine that an immediate sale of part or all of the Partnership Assets would cause undue loss to the Partners, the Liquidator may defer the liquidation except (i) to the extent provided by the Act or (ii) as may be necessary to satisfy the debts and liabilities of the Partnership to Persons other than the Partners.

              (C) If, in the sole and absolute discretion of the Liquidator, there are Partnership Assets that the Liquidator will not be able to liquidate, or if the liquidation of such assets would result in undue loss to the Partners, the Liquidator may distribute such Partnership Assets to the Partners in-kind, in lieu of cash, as tenants-in-common in accordance with the provisions of
Section 10.2(A). The foregoing notwithstanding, such in-kind distributions shall only be made if in the Liquidator's good faith judgment that is in the best interest of the Partners.

              (D) Upon the complete liquidation and distribution of the Partnership Assets, the Partners shall cease to be Partners of the Partnership, and the Liquidator shall execute, acknowledge and cause to be filed all certificates and notices required by law to terminate the Partnership. Upon the dissolution of the Partnership pursuant to Section 10.1, the Liquidator shall cause to be prepared, and shall furnish to each Partner, a statement setting forth the assets and liabilities of the Partnership. Promptly following the complete liquidation and distribution of the Partnership Assets, the Liquidator shall furnish to each Partner a statement showing the manner in which the Partnership Assets were liquidated and distributed.

              (E) Notwithstanding the foregoing provisions of this Section 10.2, in the event that the Partnership shall dissolve as a result of the expiration of the term provided for herein or as a result of the occurrence of an event of the type described in Section 10.1(B) or (C), then each Limited Partner shall be deemed to have delivered a Redemption Notice on the date of such dissolution. In connection with each such Redemption Notice, the General Partner shall have the option of either (i) complying with the redemption procedures contained in
Article IX or (ii) at the request of any Limited Partner, delivering to such Limited Partner, Partnership property approximately equal in value to the value of such Limited Partner's Partnership Units upon the assumption by such Limited Partner of such Limited Partner's proportionate share of the Partnership's liabilities and payment by such Limited Partner (or the Partnership) of any excess (or deficiency) of the value of the property so delivered over the value of such Limited Partner's Partnership Units. In lieu of requiring such Limited Partner to assume its proportionate share of Partnership liabilities, the General Partner may deliver to such Limited Partner unencumbered Partnership property approximately equal in value to the net value of such Limited Partner's Partnership Units.

         SECTION 10.3 EFFECT OF TREASURY REGULATIONS.

              (A) In the event the Partnership is "liquidated" within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g), distributions made to Partners pursuant to Section 10.2 shall be made within the time period provided in Treasury Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Contributor Partner has a deficit balance in its Capital Account (after giving effect to all contributions (without regard to this Section 10.3(A)), distributions and allocations), each such Contributor Partner shall contribute to the capital of the Partnership an amount equal to its respective deficit balance, such obligation to be satisfied within ninety (90) days following the liquidation and dissolution of the Partnership in accordance with the provisions of this Article X hereof. Conversely, if any Partner other than a Contributor Partner has a deficit balance in its Capital Account (after giving effect to all contributions (without regard to this Section 10.3(A)), distributions and allocations), such Partner shall have no obligation to make any contribution to the capital of the Partnership. Any deficit restoration obligation pursuant to the provisions hereof shall be for the benefit of creditors of the Partnership or any other Person to whom any debts, liabilities, or obligations are owed by (or who otherwise has any claim against) the Partnership or the general partner, in its capacity as General Partner of the Partnership. For purposes of computing each Contributor Partner's deficit balance in its Capital Account and its corresponding obligations to contribute additional capital to the Partnership, only items of income, gain and loss actually recognized shall be reflected.

              (B) In the event the Partnership is "liquidated" within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g) but there has been no dissolution of the Partnership under Section 10.1 hereof, then the Partnership Assets shall not be liquidated, the Partnership's liabilities shall not be paid or discharged and the Partnership's affairs shall not be wound up. In the event of such a liquidation there shall be deemed to have been a distribution of Partnership Assets in kind to the Partners in accordance with
Section 10.2 followed by a recontribution of such Partnership Assets by the Partners in the same proportions.

         SECTION 10.4 TIME FOR WINDING-UP. Anything in this Article X notwithstanding, a reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of the Partnership Assets in order to minimize any potential for losses as a result of such process. During the period of winding-up, this Agreement shall remain in full force and effect and shall govern the rights and relationships of the Partners inter se.

--------------------------------------------------------------------------------
                      ARTICLE XI - AMENDMENTS AND MEETINGS
--------------------------------------------------------------------------------

         SECTION 11.1 AMENDMENT PROCEDURE.

              (A) Amendments to this Agreement may be proposed by the General Partner. An amendment proposed at any time when the General Partner holds less than 90% of all Partnership Units will be adopted and effective only if it receives the Consent of the holders of a majority of the Partnership Units not then held by the General Partner and an amendment proposed at any time when the General Partner holds 90% or more of all

Partnership Units may be made by the General Partner without the Consent of any Limited Partner; provided, however, no amendment shall be adopted if it would
(i) convert a Limited Partner's Interest in the Partnership into a general partner interest, (ii) increase the liability of a Limited Partner under this Agreement, (iii) except as otherwise permitted in this Agreement, alter the Partner's rights to distributions set forth in Article V, or the allocations set forth in Article V, (iv) alter or modify any aspect of the Partners' rights with respect to redemption of Partnership Units, (v) cause the early termination of the Partnership (other than pursuant to the terms hereof) or (vi) amend this
Section 11.1(A), in each case without the Consent of each Partner adversely affected thereby. In connection with any proposed amendment of this Agreement requiring Consent, the General Partner shall either call a meeting to solicit the vote of the Partners or seek the written vote of the Partners to such amendment. In the case of a request for a written vote, the General Partner shall be authorized to impose such reasonable time limitations for response, but in no event less than ten (10) days, with the failure to respond being deemed a vote consistent with the vote of the General Partner.

              (B) Notwithstanding the foregoing, amendments may be made to this Agreement by the General Partner, without the Consent of any Limited Partner, to
(i) add to the representations, duties or obligations of the General Partner or surrender any right or power granted to the General Partner herein; (ii) cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein or make any other provisions with respect to matters or questions arising hereunder which will not be inconsistent with any other provision hereof; (iii) reflect the admission, substitution, termination or withdrawal of Partners in accordance with this Agreement; or (iv) satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law. The General Partner shall reasonably promptly notify the Limited Partners whenever it exercises its authority pursuant to this
Section 11.1(B).

              (C) Within ten (10) days of the making of any proposal to amend this Agreement, the General Partner shall give all Partners Notice of such proposal (along with the text of the proposed amendment and a statement of its purposes).

         SECTION 11.2 MEETINGS AND VOTING.

              (A) Meetings of Partners may be called by the General Partner. The General Partner shall give all Partners Notice of the purpose of such proposed meeting not less than seven (7) days nor more than thirty (30) days prior to the date of the meeting. Meetings shall be held at a reasonable time and place selected by the General Partner. Whenever the vote or Consent of Partners is permitted or required hereunder, such vote or Consent shall be requested by the General Partner and may be given by the Partners in the same manner as set forth for a vote with respect to an amendment to this Agreement in Section 11.1(A).

              (B) Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action to be taken is signed by the Partners owning Percentage Interests required to vote in favor of such action, which consent may be evidenced in one or more instruments. Consents need not be solicited from any other Partner if the written consent of a sufficient number of Partners has been obtained to take the action for which such solicitation was required.

              (C) Each Limited Partner may authorize any Person or Persons, including without limitation the General Partner, to act for him by proxy on all matters on which a Limited Partner may participate. Every proxy (i) must be signed by the Limited Partner or his attorney-in-fact, (ii) shall expire eleven
(11) months from the date thereof unless the proxy provides otherwise and (iii) shall be revocable at the discretion of the Limited Partner granting such proxy.

         SECTION 11.3 VOTING OF LB UNITS.

              On any matter on which the Limited Partners shall be entitled to vote, consent or grant an approval or waiver, following the admissions of the LB Partners to the Partnership as Additional Limited Partners and through the Voting Termination Date, each holder of the LB Units shall be deemed (i) in connection with any matter submitted to a vote, to have cast all votes attributable to such holder's LB Units in the same manner as the votes attributable to the Units held by the General Partner are cast on such matter, and (ii) in connection with any consent, approval or waiver, to have taken the same action as the General Partner shall have taken with respect to its Units in connection therewith. If the General Partner shall not have the right to vote, consent or grant an approval or waiver on a matter, each holder of LB Units shall vote or act as directed by the General Partner.

--------------------------------------------------------------------------------
                     ARTICLE XII - MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------

         SECTION 12.1 TITLE TO PROPERTY. All property owned by the Partnership, whether real or personal, tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually, shall have any ownership of such property. The Partnership may hold any of its assets in its own name or, in the name of its nominee, which nominee may be one or more individuals, corporations, partnerships, trusts or other entities.

         SECTION 12.2 OTHER ACTIVITIES OF LIMITED PARTNERS. Except as expressly provided otherwise in this Agreement or in any other agreement entered into by a Limited Partner or any Affiliate of a Limited Partner and the Partnership, the General Partner or any Subsidiary of the Partnership or the General Partner, any Limited Partner or any Affiliate of any Limited Partner may engage in, or possess an interest in, other business ventures of every nature and description, independently or with others, including, without limitation, real estate business ventures, whether or not such other enterprises shall be in competition with any activities of the Partnership, the General Partner or any Subsidiary of the Partnership or the General Partner; and neither the Partnership, the General Partner, any such Subsidiary nor the other Partners shall have any right by virtue of this Agreement in and to such independent ventures or to the income or profits derived therefrom.

         SECTION 12.3 POWER OF ATTORNEY.

              (A) Each Partner hereby irrevocably appoints and empowers the General Partner (which term shall include the Liquidator, in the event of a liquidation, for purposes of this Section 12.3) and each of their authorized officers and attorneys-in-fact with full power of substitution as his true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead to:

                  (1) make, execute, acknowledge, publish and file in the appropriate public offices (a) any duly approved amendments to the Certificate pursuant to the Act and to the laws of any state in which such documents are required to be filed; (b) any certificates, instruments or documents as may be required by, or may be appropriate under, the laws of any state or other jurisdiction in which the Partnership is doing or intends to do business; (c) any other instrument which may be required to be filed by the Partnership under the laws of any state or by any governmental agency, or which the General Partner deems advisable to file; (d) any documents which may be required to effect the continuation of the Partnership, the admission, withdrawal or substitution of any Partner pursuant to Article VIII, dissolution and termination of the Partnership pursuant to Article X, or the surrender of any rights or the assumption of any additional responsibilities by the General Partner; (e) any document which may be required to effect an amendment to this Agreement to correct any mistake, omission or inconsistency, or to cure any ambiguity herein, to the extent such amendment is permitted by Section 11.1(B); and (f) all instruments (including this Agreement and amendments and restatements hereof) relating to the determination of the rights, preferences and privileges of any class or series of Partnership Units issued pursuant to
Section 4.2(B) of this Agreement; and

                  (2) sign, execute, swear to and acknowledge all voting ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole discretion of the General Partner, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement and appropriate or necessary, in the sole discretion of the General Partner, to effectuate the terms or intent of this Agreement.

              (B) Nothing herein contained shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article XI or as may be otherwise expressly provided for in this Agreement.

              (C) The foregoing grant of authority (i) is a special power of attorney, coupled with an interest, and it shall survive the Involuntary Withdrawal of any Partner and shall extend to such Partner's heirs, successors, assigns and personal representatives; (ii) may be exercised by the General Partner for each and every Partner acting as attorney-in-fact for each and every Partner; and (iii) shall survive the Transfer by a Limited Partner of all or any portion of its Interest and shall be fully binding upon such transferee; except that the power of attorney shall survive such assignment with respect to the assignor Limited Partner for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect the admission of the transferee as a Substitute Limited Partner. Each Partner hereby agrees to be bound by any representations made by the General Partner, acting in good faith pursuant to such power of attorney. Each Partner shall execute and deliver to the General Partner, within fifteen (15) days after receipt of the General Partner's request therefor, such further designations, powers of attorney and other instruments as the General Partner deems necessary to effectuate this Agreement and the purposes of the Partnership.

              (D) Each LB Partner hereby irrevocably appoints and empowers the General Partner and the Liquidator, in the event of a liquidation, and each of their authorized officers and attorneys-in-fact with full power of substitution, as the true and lawful agent and attorney-in-fact of such LB Partner with full power and authority in the name, place and stead of such LB Partner to take such actions (including waivers under the Partnership Agreement) or refrain from taking such action as the General Partner reasonably believes are necessary or desirable to achieve the purposes of Section 11.3 of the Partnership Agreement.

         SECTION 12.4 NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Limited Partner, at the most current address given by such Limited Partner to the General Partner by means of a notice given in accordance with the provisions of this Section 12.4, which address initially is the address contained in the records of the General Partner, or (ii) if to the General Partner, 311 S. Wacker Drive, Suite 4000, Chicago, Illinois 60606, Attn:
President.

              All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if hand delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; or when receipt is acknowledged, if telecopied.

         SECTION 12.5 FURTHER ASSURANCES. The parties agree to execute and deliver all such documents, provide all such information and take or refrain from taking any action as may be necessary or desirable to achieve the purposes of this Agreement and the Partnership.

         SECTION 12.6 TITLES AND CAPTIONS. All article or section titles or captions in this Agreement are solely for convenience and shall not be deemed to be part of this Agreement or otherwise define, limit or extend the scope or intent of any provision hereof.

         SECTION 12.7 APPLICABLE LAW. This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the law of the State of Delaware, without regard to its principles of conflicts of laws.

         SECTION 12.8 BINDING AGREEMENT. This Agreement shall be binding upon the parties hereto, their heirs, executors, personal representatives, successors and assigns.

         SECTION 12.9 WAIVER OF PARTITION. Each of the parties hereto irrevocably waives during the term of the Partnership any right that it may have to maintain any action for partition with respect to any property of the Partnership.

         SECTION 12.10 COUNTERPARTS AND EFFECTIVENESS. This Agreement may be executed in several counterparts, which shall be treated as originals for all purposes, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart. Any such counterpart shall be admissible into evidence as an original hereof against each Person who executed it. The execution of this Agreement and delivery thereof by facsimile shall be sufficient for all purposes, and shall be binding upon any party who so executes.

         SECTION 12.11 SURVIVAL OF REPRESENTATIONS. All representations and warranties herein shall survive the dissolution and final liquidation of the Partnership.

         SECTION 12.12 ENTIRE AGREEMENT. This Agreement (and all Exhibits hereto) contains the entire understanding among the parties hereto and supersedes all prior written or oral agreements among them respecting the within subject matter, unless otherwise provided herein. There are no representations, agreements, arrangements or understandings, oral or written, among the Partners hereto relating to the subject matter of this Agreement which are not fully expressed herein and in said Exhibits.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the day and year first above written.


General Partner:                    FIRST INDUSTRIAL REALTY TRUST INC.,
                                      as sole General Partner of the Partnership


                                    By: /s/ Michael J. Havala
                                       -----------------------------------------

Class E Limited Partner             FIRST INDUSTRIAL REALTY TRUST, INC.,
                                      as Class E Limited Partner


                                    By: /s/ Michael J. Havala
                                       -----------------------------------------